This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

NEW ISSUE COMPUTATIONAL MATERIALS

$1,318,609,000 (APPROXIMATE)

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5
ASSET-BACKED PASS-THROUGH CERTIFICATES

[CCM CARRINGTON CAPITAL MANAGEMENT LOGO]

CARRINGTON SECURITIES, LP
Seller

NEW CENTURY MORTGAGE CORPORATION
Originator and Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

SEPTEMBER 7, 2005

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information")
is for informational purposes only. The Information is preliminary, subject to change or modification without notice. The Information constitutes a judgment only as of the dates specified. The Information supersedes any prior information. The Information will be supplemental by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup
Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent.
The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon
CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

                                                                [citigroup LOGO]

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                          APPROXIMATELY $1,318,609,000
                 CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5
                     ASSET-BACKED PASS-THROUGH CERTIFICATES

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    DEPOSITOR
                        NEW CENTURY MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER
                            CARRINGTON SECURITIES, LP
                                     SELLER

TRANSACTION HIGHLIGHTS



                                                                                                                 Expected
                   Original                  Average         Principal     Initial Credit   Final Scheduled      Ratings
  Offered         Principal                Life to call   Window to call     Enhancement      Distribution    (S&P/Moody's/
Certificates      Balance(1)     Coupon   (years)(2)(3)      (months)        Percentage           Date            Fitch)
------------   ---------------   ------   -------------   --------------   --------------   ---------------   -------------

Class A-1      $511,350,000.00   (4)(5)        1.00            1 - 21           23.20%          7/25/07        AAA/Aaa/AAA
Class A-2       507,350,000.00   (4)(5)        3.00           21 - 78           23.20%          4/25/12        AAA/Aaa/AAA
Class A-3        40,047,000.00   (4)(5)        6.56           78 - 78           23.20%          4/25/12        AAA/Aaa/AAA
Class M-1        53,764,000.00   (4)(5)        5.02           49 - 78           19.30%          4/25/12        AA+/Aa1/AA+
Class M-2        50,318,000.00   (4)(5)        4.80           45 - 78           15.65%          4/25/12         AA/Aa2/AA
Class M-3        33,776,000.00   (4)(5)        4.69           43 - 78           13.20%          4/25/12        AA-/Aa3/AA-
Class M-4        24,814,000.00   (4)(5)        4.64           42 - 78           11.40%          4/25/12          A+/A1/A+
Class M-5        24,125,000.00   (4)(5)        4.60           41 - 78            9.65%          4/25/12           A/A2/A
Class M-6        21,368,000.00   (4)(5)        4.56           40 - 78            8.10%          4/25/12           A/A3/A
Class M-7        16,543,000.00   (4)(5)        4.54           39 - 78            6.90%          4/25/12         A-/Baa1/A-
Class M-8        18,611,000.00   (4)(5)        4.53           39 - 78            5.55%          4/25/12       BBB+/Baa2/BBB+
Class M-9        16,543,000.00   (4)(5)        4.50           38 - 78            4.35%          4/25/12        BBB/Baa3/BBB

                                                  Non-Offered Certificates

Class M-10       15,164,000.00   (4)(5)        4.50           38 - 78            3.25%          4/25/12         BBB-/BBB-
Class M-11        6,893,000.00   (4)(5)        4.49           37 - 78            2.75%          4/25/12          BB+/BB+


Notes:

     (1)  Certificate sizes are subject to change (+/- 5%).

     (2)  Certificates are priced to the 10% optional clean-up call.

     (3)  Adjustable-rate Mortgage Loans: 5.0% CPR in month 1, building to 25%
          by month 11; 27.0% CPR for months 12-23; 60.0% CPR for months 24-27;
          30.0% CPR for months 28 and thereafter. Fixed-rate Mortgage Loans: 4%
          CPR building to 23% CPR over 12 months

     (4)  The lesser of (a) One-Month LIBOR plus the related margin and (b) the
          Maximum Cap Rate subject to the Net WAC Pass-Through Rate.

     (5)  The margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by a multiple of 1.5 after the
          Optional Termination Date.

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       2

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------
Issuer:                          Carrington Mortgage Loan Trust, Series
                                 2005-NC5.

Depositor:                       Stanwich Asset Acceptance Company, L.L.C.

Seller:                          Carrington Securities, LP

Originator and Servicer:         New Century Mortgage Corporation.

Trustee and Swap                 Deutsche Bank National Trust Company.
Administrator:

Lead Manager:                    Citigroup Global Markets Inc.

Co-Managers:                     Bear Stearns & Co., and Northeast Securities,
                                 Inc

Swap Counterparty:               [To Be Determined- Subject to Rating Agency
                                 Approval]

Offered Certificates:            Approximately $1,058,747,000 senior
                                 floating-rate certificates consisting of the
                                 Class A-1 Certificates, Class A-2 Certificates
                                 and Class A-3 Certificates, (together the
                                 "Class A Certificates") and approximately
                                 $281,919,000 mezzanine floating rate
                                 certificates consisting of the Class M-1, Class
                                 M-2, Class M-3, Class M-4, Class M-5, Class
                                 M-6, Class M-7, Class M-8, Class M-9, Class
                                 M-10 and Class M-11 Certificates (together the
                                 "Class M Certificates" or the "Mezzanine
                                 Certificates"). The Class A Certificates and
                                 the Class M Certificates (other than the Class
                                 M-10 and Class M-11 Certificates) are referred
                                 to herein as the "Offered Certificates". The
                                 Offered Certificates are backed by
                                 adjustable-rate and fixed-rate, interest-only
                                 and fully-amortizing, first lien and second
                                 lien, closed-end, subprime mortgage loans (the
                                 "Mortgage Loans").

                                 The Class M-10 and Class M-11 Certificates will
                                 be offered privately pursuant to Rule 144A.

Non-Offered Certificates:        Class CE, Class P and Class R Certificates.

Mortgage Loans:                  As of October 1, 2005, the Mortgage Loans will
                                 consist of approximately 6,240 adjustable-rate
                                 and fixed-rate, interest-only and
                                 fully-amortizing, first lien and second lien,
                                 closed-end, subprime mortgage loans, with an
                                 unpaid principal balance of approximately
                                 $1,378,577,271.

Expected Pricing Date:           On or about September 9, 2005.

Closing Date:                    On or about October 4, 2005.

Cut-off Date:                    October 1, 2005.

Distribution Date:               The 25th day of each month (or if such 25th day
                                 is not a business day, the next succeeding
                                 business day) commencing in November 2005.

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                        3

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

Record Date:                     The business day immediately preceding each
                                 Distribution Date.

Delay Days:                      Zero days on all Offered Certificates.

Due Period:                      The Due Period with respect to any Distribution
                                 Date commences on the second day of the month
                                 immediately preceding the month in which the
                                 Distribution Date occurs and ends on the first
                                 day of the month in which the Distribution Date
                                 occurs.

Interest Accrual Period:         The Interest Accrual Period for any
                                 Distribution Date and the Class A Certificates
                                 and Mezzanine Certificates is the period
                                 commencing on the Distribution Date of the
                                 month immediately preceding the month in which
                                 the Distribution Date occurs or, in the case of
                                 the first Distribution Date, commencing on the
                                 Closing Date, and ending on the day preceding
                                 the Distribution Date. All distributions of
                                 interest on the Class A Certificates and
                                 Mezzanine Certificates will be based on a
                                 360-day year and the actual number of days in
                                 the applicable Interest Accrual Period.

Prepayment Period:               The Prepayment Period with respect to any
                                 Distribution Date is the calendar month
                                 immediately preceding the month in which the
                                 Distribution Date occurs.

ERISA Considerations:            It is expected that the Class A Certificates
                                 and the Class M Certificates may be eligible
                                 for purchase by employee benefit plans and
                                 other retirement arrangements after the
                                 termination of the Swap Agreement. However,
                                 investors should consult with their counsel
                                 with respect to the consequences under ERISA
                                 and the Internal Revenue Code of an ERISA
                                 Plan's acquisition and ownership of such
                                 Certificates.

Legal Investment:                The Class A, Class M-1, Class M-2 and Class M-3
                                 Certificates will constitute "mortgage related
                                 securities" for the purposes of the Secondary
                                 Mortgage Market Enhancement Act of 1984
                                 ("SMMEA"). The Class M-4, Class M-5, Class M-6,
                                 Class M-7, Class M-8, Class M-9, Class M-10 and
                                 Class M-11 Certificates will not constitute
                                 "mortgage related securities" for the purposes
                                 of SMMEA.

Tax Status:                      For federal income tax purposes, the Offered
                                 Certificates will represent ownership of REMIC
                                 regular interests.

Form of Registration:            Book-entry form through DTC, Clearstream and
                                 Euroclear.

Minimum Denominations:           $25,000 and integral multiples of $1 in excess
                                 thereof; provided that Certificates must be
                                 purchased in minimum total investments of
                                 $100,000 per class.

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                        4

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

Optional Termination:            At its option, the majority holder of the Class
                                 CE Certificates, in accordance with the terms
                                 of the Pooling and Servicing Agreement, may
                                 purchase all of the Mortgage Loans, together
                                 with any properties in respect of such Mortgage
                                 Loans acquired on behalf of the trust, and
                                 thereby effect termination and early retirement
                                 of the certificates, after the aggregate
                                 principal balance of the Mortgage Loans, and
                                 properties acquired in respect of such Mortgage
                                 Loans, has been reduced to less than 10% of the
                                 aggregate principal balance of the Mortgage
                                 Loans as of the Cut-off Date.

Administrative Fee Rates:        The "Servicing Fee", calculated at the
                                 "Servicing Fee Rate" of 0.500% per annum, and
                                 the "Trustee Fee" calculated at the "Trustee
                                 Fee Rate" of 0.0022% per annum. Administrative
                                 Fees will be paid monthly on the stated
                                 principal balance of the Mortgage Loans.

Principal & Interest Advances:   The Servicer is required to advance delinquent
                                 payments of principal and interest on the
                                 Mortgage Loans to the extent such amounts are
                                 deemed recoverable. The Servicer is entitled to
                                 be reimbursed for such advances, and therefore
                                 these advances are not a form of credit
                                 enhancement.

Servicing Advances:              The Servicer will pay all out-of-pocket costs
                                 related to its obligations, including, but not
                                 limited to: (i) expenses in connection with a
                                 foreclosed Mortgage Loan prior to the
                                 liquidation of such loan, (ii) the costs of any
                                 judicial proceedings, including foreclosures
                                 and (iii) the cost of managing and liquidating
                                 property acquired in relation to the Mortgage
                                 Loans, as long as it deems the costs to be
                                 recoverable. The Servicer is entitled to be
                                 reimbursed for these advances, and therefore
                                 these advances are not a form of credit
                                 enhancement.

Compensating Interest:           The Servicer is required to pay Compensating
                                 Interest up to the amount of the Servicing Fee
                                 to cover prepayment interest shortfalls
                                 ("Prepayment Interest Shortfalls") due to
                                 partial and/or full prepayments on the Mortgage
                                 Loans.

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                        5

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
Credit Enhancement:              1. Excess Spread

                                 2. Overcollateralization

                                 3. Subordination

                                 4. Net Swap Payments received from the Swap
                                    Counterparty (if any)

Overcollateralization Amount:    The Overcollateralization Amount with respect
                                 to any Distribution Date is the excess, if any,
                                 of (a) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period over (b) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates, the Mezzanine Certificates and
                                 the Class P Certificates (after taking into
                                 account the distributions of principal to be
                                 made on such Distribution Date).

Overcollateralization Target     The Overcollateralization Target Amount with
Amount:                          respect to any Distribution Date is (i) prior
                                 to the Stepdown Date, an amount equal to
                                 approximately 2.75% of the aggregate principal
                                 balance of the Mortgage Loans as of the Cut-off
                                 Date; (ii) on or after the Stepdown Date,
                                 provided a Trigger Event is not in effect, the
                                 greater of (a) approximately 5.50% of the then
                                 current aggregate outstanding principal balance
                                 of the Mortgage Loans as of the last day of the
                                 related Due Period and (b) the
                                 Overcollateralization Floor Amount; or (iii) on
                                 or after the Stepdown Date and if a Trigger
                                 Event is in effect, the Overcollateralization
                                 Target Amount for the immediately preceding
                                 Distribution Date. The Overcollateralization
                                 Target Amount for the Offered Certificates will
                                 be fully funded on the Closing Date.

Overcollateralization Floor      An amount equal to approximately 0.50% of the
Amount:                          aggregate principal balance of the Mortgage
                                 Loans as of the Cut-off Date.

Overcollateralization Increase   An Overcollateralization Increase Amount with
Amount:                          respect to any Distribution Date equals the
                                 lesser of (a) the Net Monthly Excess Cashflow
                                 for such Distribution Date and (b) the amount,
                                 if any, by which the Overcollateralization
                                 Target Amount exceeds the Overcollateralization
                                 Amount on such Distribution Date (calculated
                                 for this purpose only after assuming that 100%
                                 of the Principal Remittance Amount on such
                                 Distribution Date has been distributed).

Stepdown Date:                   The later to occur of (x) the Distribution Date
                                 occurring in November 2008 and (y) the first
                                 Distribution Date on which the Credit
                                 Enhancement Percentage for the Class A
                                 Certificates (calculated for this purpose only
                                 after taking into account distributions of
                                 principal on the Mortgage Loans, but prior to
                                 any distribution of the Principal Distribution
                                 Amount to the holders of the Certificates then
                                 entitled to distributions of principal on such
                                 Distribution Date) is greater than or equal to
                                 approximately 46.40%.

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                        6

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

Credit Enhancement Percentage:   The Credit Enhancement Percentage for any class
                                 of Offered Certificates for any Distribution
                                 Date is the percentage obtained by dividing (x)
                                 the aggregate Certificate Principal Balance of
                                 the class or classes subordinate thereto and
                                 the Overcollateralization Amount by (y) the
                                 aggregate principal balance of the Mortgage
                                 Loans, calculated after taking into account
                                 distributions of principal on the Mortgage
                                 Loans and distribution of the Principal
                                 Distribution Amount to the holders of the
                                 Certificates then entitled to distributions of
                                 principal on such Distribution Date.

                                     CREDIT ENHANCEMENT PERCENTAGE

                                                     TARGETED ON AND
                                 CLASS   INITIAL   AFTER STEPDOWN DATE
                                 -----   -------   -------------------
                                    A     23.20%          46.40%
                                   M-1    19.30%          38.60%
                                   M-2    15.65%          31.30%
                                   M-3    13.20%          26.40%
                                   M-4    11.40%          22.80%
                                   M-5     9.65%          19.30%
                                   M-6     8.10%          16.20%
                                   M-7     6.90%          13.80%
                                   M-8     5.55%          11.10%
                                   M-9     4.35%           8.70%
                                  M-10     3.25%           6.50%
                                  M-11     2.75%           5.50%

Trigger Event:                   If either the Delinquency Test or the
                                 Cumulative Loss Test is violated.

Delinquency Test:                The Delinquency Test is violated for a
                                 Distribution Date, when (i) the percentage
                                 obtained by dividing (x) the aggregate
                                 principal balance of (A) the three month
                                 rolling average of Mortgage Loans delinquent 60
                                 days or more, (B) Mortgage Loans in
                                 foreclosure, (C) REO properties and (D)
                                 Mortgage Loans discharged due to bankruptcy by
                                 (y) the aggregate principal balance of the
                                 Mortgage Loans, in each case, as of the last
                                 day of the previous calendar month, exceeds
                                 (ii) 35.00% of the then current Credit
                                 Enhancement Percentage for the prior
                                 Distribution Date.

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                        7

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

Cumulative Loss Test:            The Cumulative Loss Test is violated for a
                                 Distribution Date if the aggregate amount of
                                 realized losses incurred since the Cut-off Date
                                 through the last day of the related Due Period
                                 (reduced by the aggregate amount of subsequent
                                 recoveries received since the Cut-off Date
                                 through the last day of the related prepayment
                                 period) divided by the aggregate principal
                                 balance of the Mortgage Loans as of the Cut-off
                                 Date exceeds the applicable percentages set
                                 forth below with respect to such Distribution
                                 Date:

                                 DISTRIBUTION DATE OCCURRING IN       PERCENTAGE
                                 ------------------------------       ----------
                                 November 2008 through October 2009      3.55%
                                 November 2009 through October 2010      5.55%
                                 November 2010 through October 2011      7.10%
                                 November 2011 and thereafter            7.95%

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                        8

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

--------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST
--------------------------------------------------------------------------------

Interest Distribution            On each Distribution Date, funds received with
Priority:                        respect to interest will be distributed in the
                                 following order of priority:

                                      1)   To the holders of each class of
                                           Class A Certificates, on a pro rata
                                           basis based on the entitlement of
                                           each such class, the Senior
                                           Interest Distribution Amount
                                           allocable to such class of the
                                           Class A Certificates; and

                                      2)   Sequentially to the holders of the
                                           Class M-1 Certificates, Class M-2
                                           Certificates, Class M-3
                                           Certificates, Class M-4
                                           Certificates, Class M-5
                                           Certificates, Class M-6
                                           Certificates, Class M-7
                                           Certificates, Class M-8
                                           Certificates, Class M-9
                                           Certificates, Class M-10
                                           Certificates and Class M-11
                                           Certificates in that order, the
                                           Interest Distribution Amount
                                           allocable to each such class.

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL PRIOR TO STEPDOWN DATE OR IF A TRIGGER EVENT IS IN EFFECT
--------------------------------------------------------------------------------

Principal Distribution           On each Distribution Date (a) prior to the
Priority:                        Stepdown Date or (b) on which a Trigger Event
                                 is in effect, the Principal Distribution Amount
                                 will be distributed in the following order of
                                 priority:

                                      1)   To the holders of the Class A
                                           Certificates sequentially until the
                                           Certificate Principal Balance of
                                           each of the Class A Certificates
                                           has been reduced to zero;

                                      2)   Sequentially, to the holders of the
                                           Class M-1 Certificates, Class M-2
                                           Certificates, Class M-3
                                           Certificates, Class M-4
                                           Certificates, Class M-5
                                           Certificates, Class M-6
                                           Certificates, Class M-7
                                           Certificates, Class M-8
                                           Certificates, Class M-9
                                           Certificates, Class M-10
                                           Certificates and Class M-11
                                           Certificates, in that order, until
                                           the Certificate Principal Balance
                                           of each such class has been reduced
                                           to zero.

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL ON OR AFTER STEPDOWN DATE AND WHEN NO TRIGGER EVENT IS IN
EFFECT
--------------------------------------------------------------------------------

Principal Distribution           On each Distribution Date (a) on or after the
Priority:                        Stepdown Date and (b) on which a Trigger Event
                                 is not in effect, the Principal Distribution
                                 Amount shall be distributed in the following
                                 order of priority:

                                      1)   To the holders of the Class A
                                           Certificates, up to an amount equal
                                           to the Class A Principal
                                           Distribution Amount, sequentially
                                           until the aggregate Certificate
                                           Principal Balances of each of the
                                           Class A Certificates has been
                                           reduced to zero;

                                      2)   Sequentially, to the holders of the
                                           Class M-1 Certificates, Class M-2
                                           Certificates, Class M-3
                                           Certificates, Class M-4
                                           Certificates, Class M-5
                                           Certificates, Class M-6
                                           Certificates, Class M-7
                                           Certificates, Class M-8
                                           Certificates, Class M-9
                                           Certificates, Class M-10
                                           Certificates and Class M-11
                                           Certificates, in that order, the
                                           related Class Principal
                                           Distribution Amount until the
                                           Certificate Principal Balance of
                                           each such class has been reduced to
                                           zero.

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       9

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

--------------------------------------------------------------------------------
EXCESS CASHFLOW WATERFALL
--------------------------------------------------------------------------------
Monthly Excess Cashflow          With respect to any Distribution Date, any Net
Distributions:                   Monthly Excess Cashflow shall be paid as
                                 follows:

                                      1)   To the holders of the class or
                                           classes of Class A Certificates and
                                           Mezzanine Certificates then
                                           entitled to receive distributions
                                           in respect of principal, in an
                                           amount equal to the
                                           Overcollateralization Increase
                                           Amount, distributable as part of
                                           the Principal Distribution Amount;

                                      2)   Sequentially to the Class M-1
                                           Certificates, Class M-2
                                           Certificates, Class M-3
                                           Certificates, Class M-4
                                           Certificates, Class M-5
                                           Certificates, Class M-6
                                           Certificates, Class M-7
                                           Certificates, Class M-8
                                           Certificates, Class M-9
                                           Certificates, Class M-10
                                           Certificates and Class M-11
                                           Certificates in that order, in each
                                           case up to the related Interest
                                           Carry Forward Amount related to
                                           such certificates for such
                                           Distribution Date;

                                      3)   Sequentially to the Class M-1
                                           Certificates, Class M-2
                                           Certificates, Class M-3
                                           Certificates, Class M-4
                                           Certificates, Class M-5
                                           Certificates, Class M-6
                                           Certificates, Class M-7
                                           Certificates, Class M-8
                                           Certificates, Class M-9
                                           Certificates, Class M-10
                                           Certificates and Class M-11
                                           Certificates in that order, in each
                                           case up to the related Allocated
                                           Realized Loss Amount for such class
                                           of certificates for such
                                           Distribution Date;

                                      4)   To the reserve account, for
                                           distribution to the holders of the
                                           Class A Certificates and Mezzanine
                                           Certificates, the aggregate amount
                                           of any Net WAC Rate Carryover
                                           Amounts for such classes;

                                      5)   To the Swap Counterparty, any Swap
                                           Termination Payment for such
                                           Distribution Date due to a Swap
                                           Counterparty Trigger Event;

                                      6)   To the holders of the Class CE
                                           Certificates as provided in the
                                           Pooling and Servicing Agreement;
                                           and

                                      7)   To the holders of the Residual
                                           Certificates, any remaining
                                           amounts.

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                                       10

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

Available Distribution Amount:   The Available Distribution Amount for any
                                 Distribution Date is equal to the sum net of
                                 amounts reimbursable therefrom and payable to
                                 the servicer or the trustee, of an amount equal
                                 to (A) the sum of (i) the aggregate amount of
                                 scheduled monthly payments on the Mortgage
                                 Loans due on the related Due Date and received
                                 on or prior to the related Determination Date,
                                 after deduction of the servicing fee and the
                                 trustee fee; (ii) unscheduled payments in
                                 respect of the mortgage loans, including
                                 prepayments, insurance proceeds, liquidation
                                 proceeds, subsequent recoveries and proceeds
                                 from repurchases of and substitutions for the
                                 mortgage loans occurring during the related
                                 Prepayment Period; (iii) all payments of
                                 Compensating Interest made by the servicer with
                                 respect to the mortgage loans; and (iv) all
                                 Advances with respect to the mortgage loans
                                 received for the Distribution Date, minus (B)
                                 any Net Swap Payment or Swap Termination
                                 Payment owed to the Swap Counterparty (other
                                 than certain Swap Termination Payments
                                 resulting from an event of default or certain
                                 termination events with respect to the Swap
                                 Counterparty).

Expense Adjusted Mortgage Rate:  The Expense Adjusted Mortgage Rate for any
                                 Mortgage Loan and any Distribution Date will be
                                 a per annum rate equal to the then applicable
                                 mortgage rate for such Mortgage Loan as of the
                                 first day of the related Due Period minus the
                                 sum of the Servicing Fee Rate and the Trustee
                                 Fee Rate.

Net WAC Pass-Through Rate:       The Net WAC Pass-Through Rate for any
                                 Distribution Date and the Class A Certificates
                                 and Mezzanine Certificates is a rate per annum
                                 (adjusted for the actual number of days in the
                                 related Interest Accrual Period) equal to the
                                 excess if any, of (A) the weighted average of
                                 the Expense Adjusted Mortgage Rates on the
                                 outstanding Mortgage Loans, weighted based on
                                 their principal balances as of the first day of
                                 the related Due Period; over (B) the Net Swap
                                 Payment or Swap Termination Payment made to the
                                 Swap Counterparty (other than certain Swap
                                 Termination Payments resulting from an event of
                                 default or certain termination events with
                                 respect to the Swap Counterparty), if any,
                                 expressed as a percentage, equal to a fraction,
                                 the numerator of which is equal to such Net
                                 Swap Payment or Swap Termination Payment made
                                 to the Swap Counterparty and the denominator of
                                 which is equal to the aggregate principal
                                 balance of the Mortgage Loans (the "Net Swap
                                 Payment Rate") multiplied by 12.

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                                       11

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
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Maximum Cap Rate:                The Maximum Cap Rate for any Distribution Date
                                 and the Class A Certificates and the Mezzanine
                                 Certificates is a rate per annum (adjusted for
                                 the actual number of days in the related
                                 Interest Accrual Period) equal to the weighted
                                 average of the expense adjusted maximum
                                 mortgage rates on the outstanding mortgage
                                 loans, weighted based on their principal
                                 balances as of the first day of the related Due
                                 Period plus an amount, expressed as a
                                 percentage, equal to a fraction, the numerator
                                 of which is equal to the Net Swap Payment made
                                 by the Swap Counterparty and the denominator of
                                 which is equal to the aggregate principal
                                 balance of the Mortgage Loans multiplied by 12.

Pass-Through Rates:              The Certificate Rate on any Distribution Date
                                 for each class of Offered Certificates will
                                 equal the lesser of:

                                      1)   One-Month LIBOR plus the related
                                           certificate margin; and

                                      2)   The Maximum Cap Rate.

Interest Carry Forward Amount:   The Interest Carry Forward Amount with respect
                                 to any class of Class A Certificates and
                                 Mezzanine Certificates and any Distribution
                                 Date is equal to the amount, if any, by which
                                 the Interest Distribution Amount for that class
                                 of certificates for the immediately preceding
                                 Distribution Date exceeded the actual amount
                                 distributed on the certificates in respect of
                                 interest on the immediately preceding
                                 Distribution Date, together with any Interest
                                 Carry Forward Amount with respect to that class
                                 certificates remaining unpaid from the previous
                                 Distribution Date, plus interest accrued
                                 thereon at the related pass-through rate on the
                                 certificates for the most recently ended
                                 Interest Accrual Period. The Interest Carry
                                 Forward Amount with respect to each class of
                                 Class A Certificates, if any, is distributed as
                                 part of the Senior Interest Distribution Amount
                                 on each Distribution Date. The Interest Carry
                                 Forward Amount with respect to each class of
                                 Mezzanine Certificates, if any, may be carried
                                 forward to succeeding Distribution Dates and,
                                 subject to available funds.

Interest Distribution Amount:    The Interest Distribution Amount for the Class
                                 A Certificates and Mezzanine Certificates for
                                 any class on any Distribution Date is equal to
                                 interest accrued during the related Interest
                                 Accrual Period on the Certificate Principal
                                 Balance of that class immediately prior to the
                                 Distribution Date at the lesser of (i) the
                                 Pass-Through Rate for that class and (ii) the
                                 Net WAC Pass-Through Rate, reduced (to not less
                                 than zero) by the allocable share, if any, for
                                 that class of Prepayment Interest Shortfalls to
                                 the extent not covered by Compensating Interest
                                 paid by the servicer or excess interest and
                                 shortfalls resulting from the application of
                                 the Relief Act.

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CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
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Net WAC Rate Carryover Amount:   For any Distribution Date and any Class A
                                 Certificates or Mezzanine Certificates, an
                                 amount equal to the sum of (i) the excess of
                                 (x) the amount of interest such class would
                                 have accrued for such Distribution Date at the
                                 applicable Pass-Through Rate, over (y) the
                                 amount of interest such class of Certificates
                                 accrued for such Distribution Date at the Net
                                 WAC Pass-Through Rate, (ii) the undistributed
                                 portion of any such amounts from the prior
                                 Distribution Date and (iii) accrued interest on
                                 the amounts described in clause (ii) at the
                                 applicable Pass-Through Rate. The ratings on
                                 each class of Certificates do not address the
                                 likelihood of the Distribution of any Net WAC
                                 Pass-Through Rate Carryover Amount.

Net Monthly Excess Cash Flow:    The Net Monthly Excess Cashflow for any
                                 Distribution Date is equal to the excess of (i)
                                 the Available Distribution Amount for the
                                 related Distribution Date over (ii) the sum for
                                 the related Distribution Date of the aggregate
                                 of (a) the Interest Distribution Amount
                                 distributable to the holders of the Class A
                                 Certificates and the Mezzanine Certificates and
                                 (b) the Principal Remittance Amount.

Principal Distribution Amount:   The Principal Distribution Amount for any
                                 Distribution Date will be an amount, not less
                                 than zero, equal to the sum of (i) the
                                 principal portion of all scheduled monthly
                                 distributions on the Mortgage Loans due during
                                 the related Due Period, whether or not received
                                 on or prior to the related Determination Date;
                                 (ii) the principal portion of all proceeds
                                 received in respect of the repurchase of a
                                 Mortgage Loan (or, in the case of a
                                 substitution, certain amounts representing a
                                 principal adjustment) during the related
                                 Prepayment Period; (iii) the principal portion
                                 of all other unscheduled collections, including
                                 insurance proceeds, liquidation proceeds and
                                 all full and partial principal prepayments,
                                 received during the related Prepayment Period
                                 net of reimbursements, including reimbursements
                                 to the trustee and the Servicer, to the extent
                                 applied as recoveries of principal on the
                                 Mortgage Loans, less any Net Swap Payments or
                                 Swap Termination Payment due to the Swap
                                 Counterparty remaining unpaid (not due to a
                                 Swap Counterparty Trigger Event); (iv) the
                                 amount of any Overcollateralization Increase
                                 Amount for such Distribution Date; and (v) less
                                 the amount of any Overcollateralization Release
                                 Amount.

Principal Remittance Amount:     The Principal Remittance Amount for any
                                 Distribution Date is the sum of the amounts
                                 described in clauses (i) through (iii) of the
                                 definition of Principal Distribution Amount.

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                                       13

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
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Interest Remittance Amount:      The Interest Remittance Amount for any
                                 Distribution Date is that portion of the
                                 Available Distribution Amount for that
                                 Distribution Date that represents interest
                                 received or advanced on the Mortgage Loans.

Senior Principal Distribution    The Senior Principal Distribution Amount is an
Amount:                          amount equal to the excess of (x) the
                                 Certificate Principal Balance of the Class A
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 53.60% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period minus
                                 the Overcollateralization Floor Amount.

Class M-1 Principal              The Class M-1 Principal Distribution Amount is
Distribution Amount:             an amount equal to the excess of (x) the sum of
                                 (i) the aggregate Certificate Principal Balance
                                 of the Class A Certificates (after taking into
                                 account the distribution of the Senior
                                 Principal Distribution Amount on such
                                 Distribution Date) and (ii) the Certificate
                                 Principal Balance of the Class M-1 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 61.40% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period and (B)
                                 the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related Due
                                 Period minus the Overcollateralization Floor
                                 Amount.

Class M-2 Principal              The Class M-2 Principal Distribution Amount is
Distribution Amount:             an amount equal to the excess of (x) the sum of
                                 (i) the aggregate Certificate Principal Balance
                                 of the Class A and Class M-1 Certificates
                                 (after taking into account the distribution of
                                 the Senior Principal Distribution Amount and
                                 Class M-1 Principal Distribution Amounts on
                                 such Distribution Date) and (ii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 68.70% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period minus
                                 the Overcollateralization Floor Amount.

Class M-3 Principal              The Class M-3 Principal Distribution Amount is
Distribution Amount:             an amount equal to the excess of (x) the sum of
                                 (i) the aggregate Certificate Principal Balance
                                 of the Class A, Class M-1, and Class M-2
                                 Certificates (after taking into account the
                                 distribution of the Senior Principal
                                 Distribution Amount, Class M-1 Principal
                                 Distribution Amount, and Class M-2 Principal
                                 Distribution Amount on such Distribution Date)
                                 and (ii) the Certificate Principal Balance of
                                 the Class M-3 Certificates immediately prior to

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CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 73.60% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period minus
                                 the Overcollateralization Floor Amount.

Class M-4 Principal              The Class M-4 Principal Distribution Amount is
Distribution Amount:             an amount equal to the excess of (x) the sum of
                                 (i) the aggregate Certificate Principal Balance
                                 of the Class A, Class M-1, Class M-2 and Class
                                 M-3 Certificates (after taking into account the
                                 distribution of the Senior Principal
                                 Distribution Amount, Class M-1 Principal
                                 Distribution Amount, Class M-2 Principal
                                 Distribution Amount and Class M-3 Principal
                                 Distribution Amount on such Distribution Date)
                                 and (ii) the Certificate Principal Balance of
                                 the Class M-4 Certificates immediately prior to
                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 77.20% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period minus
                                 the Overcollateralization Floor Amount.

Class M-5 Principal              The Class M-5 Principal Distribution Amount is
Distribution Amount:             an amount equal to the excess of (x) the sum of
                                 (i) the aggregate Certificate Principal Balance
                                 of the Class A, Class M-1, Class M-2, Class M-3
                                 and Class M-4 Certificates (after taking into
                                 account the distribution of the Senior
                                 Principal Distribution Amount, Class M-1
                                 Principal Distribution Amount, Class M-2
                                 Principal Distribution Amount, Class M-3
                                 Principal Distribution Amount and Class M-4
                                 Principal Distribution Amount on such
                                 Distribution Date) and (ii) the Certificate
                                 Principal Balance of the Class M-5 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 80.70% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period and (B)
                                 the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related Due
                                 Period minus the Overcollateralization Floor
                                 Amount.

Class M-6 Principal              The Class M-6 Principal Distribution Amount is
Distribution Amount:             an amount equal to the excess of (x) the sum of
                                 (i) the aggregate Certificate Principal Balance
                                 of the Class A, Class M-1, Class M-2, Class
                                 M-3, Class M-4 and Class M-5 Certificates
                                 (after taking into account the distribution of
                                 the Senior Principal Distribution Amount, Class
                                 M-1 Principal Distribution Amount, Class M-2
                                 Principal Distribution Amount, Class M-3
                                 Principal Distribution Amount, Class M-4
                                 Principal Distribution Amount and Class M-5
                                 Principal Distribution Amount on such
                                 Distribution Date) and (ii) the Certificate
                                 Principal Balance of the Class M-6 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)

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CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                                 approximately 83.80% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period and (B)
                                 the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related Due
                                 Period minus the Overcollateralization Floor
                                 Amount.

Class M-7 Principal              The Class M-7 Principal Distribution Amount is
Distribution Amount:             an amount equal to the excess of (x) the sum of
                                 (i) the aggregate Certificate Principal Balance
                                 of the Class A, Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5 and Class M-6
                                 Certificates (after taking into account the
                                 distribution of the Senior Principal
                                 Distribution Amount, Class M-1 Principal
                                 Distribution Amount, Class M-2 Principal
                                 Distribution Amount, Class M-3 Principal
                                 Distribution Amount, Class M-4 Principal
                                 Distribution, Class M-5 Principal Distribution
                                 Amount and Class M-6 Principal Distribution
                                 Amount on such Distribution Date) and (ii) the
                                 Certificate Principal Balance of the Class M-7
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 86.20% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period minus
                                 the Overcollateralization Floor Amount.

Class M-8 Principal              The Class M-8 Principal Distribution Amount is
Distribution Amount:             an amount equal to the excess of (x) the sum of
                                 (i) the aggregate Certificate Principal Balance
                                 of the Class A, Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5, Class M-6 and Class
                                 M-7 Certificates (after taking into account the
                                 distribution of the Senior Principal
                                 Distribution Amount, Class M-1 Principal
                                 Distribution Amount, Class M-2 Principal
                                 Distribution Amount, Class M-3 Principal
                                 Distribution Amount, Class M-4 Principal
                                 Distribution, Class M-5 Principal Distribution
                                 Amount, Class M-6 Principal Distribution Amount
                                 and Class M-7 Principal Distribution Amount on
                                 such Distribution Date) and (ii) the
                                 Certificate Principal Balance of the Class M-8
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 88.90% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period minus
                                 the Overcollateralization Floor Amount.

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CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

Class M-9 Principal              The Class M-9 Principal Distribution Amount is
Distribution Amount:             an amount equal to the excess of (x) the sum of
                                 (i) the aggregate Certificate Principal Balance
                                 of the Class A, Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5, Class M-6, Class M-7
                                 and Class M-8 Certificates (after taking into
                                 account the distribution of the Senior
                                 Principal Distribution Amount, Class M-1
                                 Principal Distribution Amount, Class M-2
                                 Principal Distribution Amount, Class M-3
                                 Principal Distribution Amount, Class M-4
                                 Principal Distribution, Class M-5 Principal
                                 Distribution Amount, Class M-6 Principal
                                 Distribution Amount, Class M-7 Principal
                                 Distribution Amount and Class M-8 Principal
                                 Distribution Amount on such Distribution Date)
                                 and (ii) the Certificate Principal Balance of
                                 the Class M-9 Certificates immediately prior to
                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 91.30% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period minus
                                 the Overcollateralization Floor Amount.

Class M-10 Principal             The Class M-10 Principal Distribution Amount is
Distribution Amount:             an amount equal to the excess of (x) the sum of
                                 (i) the aggregate Certificate Principal Balance
                                 of the Class A, Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5, Class M-6, Class
                                 M-7, Class M-8 and Class M-9 Certificates
                                 (after taking into account the distribution of
                                 the Senior Principal Distribution Amount, Class
                                 M-1 Principal Distribution Amount, Class M-2
                                 Principal Distribution Amount, Class M-3
                                 Principal Distribution Amount, Class M-4
                                 Principal Distribution, Class M-5 Principal
                                 Distribution Amount, Class M-6 Principal
                                 Distribution Amount, Class M-7 Principal
                                 Distribution Amount, Class M-8 Principal
                                 Distribution Amount and Class M-9 Principal
                                 Distribution Amount on such Distribution Date)
                                 and (ii) the Certificate Principal Balance of
                                 the Class M-10 Certificates immediately prior
                                 to such Distribution Date over (y) the lesser
                                 of (A) the product of (i) approximately 93.50%
                                 and (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period minus
                                 the Overcollateralization Floor Amount.

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                                       17

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

Class M-11 Principal             The Class M-11 Principal Distribution Amount is
Distribution Amount:             an amount equal to the excess of (x) the sum of
                                 (i) the aggregate Certificate Principal Balance
                                 of the Class A, Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5, Class M-6, Class
                                 M-7, Class M-8, Class M-9 and Class M-10
                                 Certificates (after taking into account the
                                 distribution of the Senior Principal
                                 Distribution Amount, Class M-1 Principal
                                 Distribution Amount, Class M-2 Principal
                                 Distribution Amount, Class M-3 Principal
                                 Distribution Amount, Class M-4 Principal
                                 Distribution, Class M-5 Principal Distribution
                                 Amount, Class M-6 Principal Distribution
                                 Amount, Class M-7 Principal Distribution
                                 Amount, Class M-8 Principal Distribution
                                 Amount, Class M-9 Principal Distribution Amount
                                 and Class M-10 Principal Distribution Amount on
                                 such Distribution Date) and (ii) the
                                 Certificate Principal Balance of the Class M-11
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 94.50% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period minus
                                 the Overcollateralization Floor Amount.

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                                       18

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

Swap Agreement:                  On the Closing Date, pursuant to a Swap
                                 Administration Agreement, the Swap
                                 Administrator will enter into a Swap Agreement
                                 with the Swap Counterparty for the benefit of
                                 the Class A and the Mezzanine Certificates. The
                                 Swap Agreement will have an initial notional
                                 amount of approximately $1,378,577,271. Under
                                 the Swap Agreement, on each Distribution Date
                                 until the swap is retired (i) the Swap
                                 Administrator shall be obligated to pay the
                                 Swap Counterparty an amount equal to 4.180% per
                                 annum on a notional balance equal to the swap
                                 notional amount for such Distribution Date set
                                 forth in the schedule below and (ii) the Swap
                                 Administrator will be entitled to receive from
                                 the Swap Counterparty an amount equal to
                                 One-Month LIBOR (as determined pursuant to the
                                 Swap Agreement) on the Notional Balance, in
                                 each case accrued during the related swap
                                 accrual period (51 days in the case of the
                                 first accrual period).

                                 On each such Distribution Date, only the net
                                 amount of the two obligations above (the "Net
                                 Swap Payment") will be paid by the appropriate
                                 party. To the extent that the Swap
                                 Administrator is obligated to make a Net Swap
                                 Payment on any Distribution Date, amounts
                                 otherwise available to certificateholders will
                                 be applied to make such Net Swap Payment to the
                                 Swap Counterparty. Upon early termination of
                                 the Swap Agreement, the Swap Administrator or
                                 the Swap Counterparty may be liable to make
                                 termination payment (the "Swap Termination
                                 Payment") to the other party, regardless of
                                 which party caused the termination. The Swap
                                 Termination Payment will be computed in
                                 accordance with the procedures set forth in the
                                 Swap Agreement. On each Distribution Date on
                                 which the Swap Administrator is required to
                                 make a Net Swap Payment to the Swap
                                 Counterparty, the trust will be obligated to
                                 make a payment to the Swap Counterparty in the
                                 same amount, which payment shall be paid prior
                                 to all distributions to Certificateholders. In
                                 the event that the Swap Administrator is
                                 required to make a Swap Termination Payment to
                                 the Swap Counterparty, the trust will be
                                 obligated to make a payment to the Swap
                                 Counterparty in the same amount. If the Swap
                                 Termination Payment is not due to a Swap
                                 Counterparty Trigger Event, the trust's payment
                                 will be paid on the related Distribution Date,
                                 and on any subsequent Distribution Dates until
                                 paid in full, prior to all distributions to
                                 Certificateholders. If the Swap Termination
                                 Payment is due to a Swap Counterparty Trigger
                                 Event, such payment will be made subordinate to
                                 distributions to all Certificates other than
                                 the Class CE Certificates.

                                 Shown below is the aggregate swap notional
                                 amount schedule, which generally has been
                                 derived from the aggregate principal balance of
                                 the Mortgage Loans corresponding to the pricing
                                 speed.

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                                       19

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                    SWAP AGREEMENT NOTIONAL BALANCE SCHEDULE

-----------------------------
PERIOD   NOTIONAL BALANCE ($)
-----------------------------
  1        1,378,577,271.00
  2        1,357,918,659.00
  3        1,333,555,851.00
  4        1,305,553,543.00
  5        1,274,006,462.00
  6        1,239,039,777.00
  7        1,200,809,153.00
  8        1,159,500,767.00
  9        1,115,331,426.00
  10       1,068,668,103.00
  11       1,023,924,479.00
  12         981,056,930.70
  13         939,986,686.40
  14         900,638,284.00
  15         862,939,434.90
  16         826,820,888.80
  17         792,216,306.90
  18         759,062,138.50
  19         727,292,191.90
  20         696,832,268.10
  21         666,291,013.30
  22         576,934,364.10
  23         499,674,569.20
  24         433,493,150.60
  25         377,444,736.30
  26         359,380,217.90
  27         342,491,084.30
  28         326,403,068.40
  29         311,109,734.50
  30         296,539,865.60
  31         282,658,682.50
  32         269,433,389.30
  33         256,832,760.70
  34         244,827,078.50
  35         233,379,765.80
  36         222,472,626.60
  37         212,080,212.20
  38         202,178,040.20
  39         192,742,799.80
  40         183,752,306.20
  41         175,188,372.90
  42         167,027,694.50
  43         159,251,068.60
  44         151,840,268.90
  45         144,777,940.10
  46         138,047,559.60
-----------------------------

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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       20

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                                 Pursuant to the Swap Administration Agreement,
                                 amounts paid by the trust to the Swap
                                 Administrator as described above, and amounts
                                 paid by the Swap Counterparty to the Swap
                                 Administrator under the Swap Agreement, will be
                                 deposited into a reserve account (the "Swap
                                 Account").

                                 Pursuant to the Swap Administration Agreement,
                                 amounts paid by the trust to the Swap
                                 Counterparty will be distributed to the Swap
                                 Counterparty on each Distribution Date in the
                                 following order of priority:

                                      1)   to the Swap Counterparty, any Net
                                           Swap Payment owed to the Swap
                                           Counterparty under the Swap Agreement
                                           for such Distribution Date; and

                                      2)   to the Swap Counterparty, any Swap
                                           Termination Payment owed to the Swap
                                           Counterparty under the Swap
                                           Agreement.

                                 Pursuant to the Swap Administration Agreement,
                                 amounts paid by the Swap Counterparty to the
                                 Swap Administrator will be distributed on each
                                 Distribution Date in the following order of
                                 priority:

                                      1)   To the holders of the Class A
                                           Certificates, on a pro rata basis, to
                                           pay accrued and unpaid interest to
                                           the extent unpaid from interest
                                           collections, but only to the extent
                                           of the interest portion of realized
                                           losses or prepayment interest
                                           shortfalls (not covered by
                                           Compensating Interest) allocated to
                                           such Certificates on such
                                           Distribution Date;

                                      2)   To the holders of the Mezzanine
                                           Certificates, in order of priority,
                                           to pay accrued and unpaid interest to
                                           the extent unpaid from interest
                                           collections, but only to the extent
                                           of the interest portion of realized
                                           losses or prepayment interest
                                           shortfalls (not covered by
                                           Compensating Interest) allocated to
                                           such Certificates on such
                                           Distribution Date;

                                      3)   Distribution of additional principal
                                           to the certificates, until the
                                           required level of
                                           Overcollateralization Target Amount
                                           is reached, but only to the extent of
                                           the principal portion of realized
                                           losses for such Distribution Date;

                                      4)   To pay the holders of the Mezzanine
                                           Certificates, in order of priority,
                                           the principal portion of any realized
                                           losses previously allocated thereto
                                           that remain unreimbursed;

                                      5)   To pay, first to the Class A
                                           Certificates, on a pro rata basis,
                                           any Net WAC Rate Carryover Amount, as
                                           applicable, for such Distribution
                                           Date and second, sequentially to the

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                                       21

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                                           Mezzanine Certificates, in order of
                                           priority, any Net WAC Rate Carryover
                                           Amount for such Distribution Date;
                                           and

                                      6)   To the parties named in the Swap
                                           Administration Agreement, any
                                           remaining amounts.

Swap Counterparty Trigger        A "Swap Counterparty Trigger Event" shall mean:
Event:                           (i) an Event of Default under the Swap
                                 Agreement with respect to which the Swap
                                 Counterparty is a Defaulting Party (as defined
                                 in the Swap Agreement) or (ii) a Termination
                                 Event (including an Additional Termination
                                 Event) under the Swap Agreement with respect to
                                 which the Swap Counterparty is the sole
                                 Affected Party (as defined in the Swap
                                 Agreement).

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                                  immediately.
                                       22

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                            NET WAC PASS-THROUGH RATE
                             (100% PPC; Actual/360)

-----------------------
         SPOT     INDEX
        INDEX    VALUES
MONTH   VALUES   AT 20%
-----------------------
   1     3.36      3.77
   2     6.05      6.54
   3     5.98      6.33
   4     5.98      6.33
   5     6.24      7.01
   6     5.99      6.33
   7     6.07      6.54
   8     6.00      6.33
   9     6.09      6.54
  10     6.01      6.33
  11     6.01      6.33
  12     6.11      6.54
  13     6.02      6.33
  14     6.12      6.54
  15     6.03      6.33
  16     6.04      6.33
  17     6.37      7.01
  18     6.05      6.33
  19     6.16      6.54
  20     6.06      6.33
  21     6.18      6.55
  22     7.21      7.46
  23     7.23      7.46
  24     7.41      7.71
  25     7.25      7.45
  26     7.43      7.70
  27     7.26      7.46
  28     8.07      8.56
  29     8.51      9.15
  30     8.08      8.56
  31     8.29      8.84
  32     8.09      8.56
  33     8.32      8.87
  34     8.25      9.81
  35     8.25      9.81
  36     8.47     10.14
  37     8.26      9.81
  38     8.48     10.13
  39     8.28      9.83
  40     8.39     11.04
  41     9.13     12.24
  42     8.40     11.05
  43     8.63     11.41
  44     8.40     11.04
  45     8.63     11.43
  46     8.42     11.91
  47     8.55     11.91
  48     8.83     12.30
  49     8.55     11.90
  50     8.83     12.29
  51     8.54     11.91
  52     8.54     12.04
  53     9.46     13.33
  54     8.54     12.03
  55     8.82     12.43
  56     8.53     12.02
  57     8.82     12.43
  58     8.53     12.11
  59     8.53     12.11
  60     8.82     12.51
  61     8.53     12.10
  62     8.81     12.50
  63     8.52     12.09
  64     8.53     12.09
  65     9.44     13.38
  66     8.52     12.08
  67     8.80     12.47
  68     8.52     12.06
  69     8.80     12.46
  70     8.51     12.06
  71     8.51     12.05
  72     8.79     12.45
  73     8.51     12.04
  74     8.79     12.43
  75     8.50     12.03
  76     8.50     12.03
  77     9.09     12.85
  78     8.50     12.01

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                                        23

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                          EXCESS SPREAD BEFORE LOSSES*

------------------------
         SPOT    FORWARD
         INDEX    INDEX
MONTH   VALUES    VALUES
------------------------
   1      N/A      N/A
   2     2.10      2.10
   3     2.09      2.09
   4     2.09      2.09
   5     2.13      2.13
   6     2.09      2.09
   7     2.11      2.10
   8     2.10      2.08
   9     2.12      2.10
  10     2.10      2.08
  11     2.10      2.07
  12     2.13      2.09
  13     2.10      2.06
  14     2.13      2.08
  15     2.11      2.05
  16     2.11      2.04
  17     2.21      2.14
  18     2.11      2.03
  19     2.15      2.06
  20     2.11      2.01
  21     2.16      2.06
  22     3.29      3.16
  23     3.31      3.15
  24     3.38      3.20
  25     3.33      3.12
  26     3.39      3.18
  27     3.33      3.11
  28     4.17      4.09
  29     4.32      4.25
  30     4.18      4.09
  31     4.25      4.16
  32     4.18      4.08
  33     4.27      4.17
  34     4.34      4.37
  35     4.34      4.37
  36     4.42      4.45
  37     4.34      4.36
  38     4.31      4.31
  39     4.29      4.27
  40     4.44      4.45
  41     4.71      4.74
  42     4.46      4.46
  43     4.56      4.56
  44     4.47      4.46
  45     4.57      4.56
  46     4.50      4.53
  47     4.64      4.39
  48     4.78      4.54
  49     4.64      4.37
  50     4.78      4.52
  51     4.64      4.36
  52     4.64      4.39
  53     5.05      4.86
  54     4.64      4.38
  55     4.78      4.53
  56     4.64      4.36
  57     4.77      4.51
  58     4.64      4.38
  59     4.64      4.37
  60     4.77      4.52
  61     4.63      4.35
  62     4.76      4.50
  63     4.62      4.33
  64     4.62      4.36
  65     5.03      4.83
  66     4.62      4.34
  67     4.75      4.49
  68     4.61      4.32
  69     4.74      4.47
  70     4.61      4.34
  71     4.60      4.33
  72     4.74      4.48
  73     4.60      4.31
  74     4.73      4.46
  75     4.59      4.28
  76     4.59      4.31
  77     4.85      4.63
  78     4.58      4.29

*For each period, (a) the interest received from the mortgage loans (net of any servicing and trustee fees plus Net Swap Payments from the Swap Counterparty)
less any interest paid (not including Net WAC Rate Carryover Amounts) to the
Class A and Mezzanine Certificates and any Net Swap Payments or Swap Termination
Payments owed to the Swap Counterparty (other than certain Swap Termination
Payments resulting from an event of default or certain termination events with respect to the Swap Counterparty divided by (b) the mortgage balance multiplied by 12.

Assumptions:

     1.   Run at pricing prepayment assumption

     2.   Excess (30/360)

     3.   Static Indices: 1mL = 3.69%; 6mL = 3.93%

     4.   Forward 1mL used for Certificates, 6mL used for collateral

     5.   10% optional clean-up call

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                                       24

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                             PREPAYMENT SENSITIVITY

CLASS A-1 (TO CALL)



------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%           50%          75%         100%         125%         150%
------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                13.55        1.60         1.22         1.00         0.84         0.73
PRINCIPAL WINDOW                   1 - 244      1 - 35       1 - 23       1 - 21       1 - 17       1 - 14
PRINCIPAL WINDOW BEGIN           11/25/2005   11/25/2005   11/25/2005   11/25/2005   11/25/2005   11/25/2005
PRINCIPAL WINDOW END              2/25/2026    9/25/2008    9/25/2007    7/25/2007    3/25/2007   12/25/2006
PRINCIPAL # MONTHS                   244          35           23           21           17           14


CLASS A-1 (TO MATURITY)



------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%           50%          75%         100%         125%         150%
------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                13.55        1.60         1.22         1.00         0.84         0.73
PRINCIPAL WINDOW                   1 - 244      1 - 35       1 - 23       1 - 21       1 - 17       1 - 14
PRINCIPAL WINDOW BEGIN           11/25/2005   11/25/2005   11/25/2005   11/25/2005   11/25/2005   11/25/2005
PRINCIPAL WINDOW END              2/25/2026    9/25/2008    9/25/2007    7/25/2007    3/25/2007   12/25/2006
PRINCIPAL # MONTHS                   244          35           23           21           17           14


CLASS A-2 (TO CALL)



------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%           50%          75%         100%         125%         150%
------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)               24.79         6.73         4.41        3.00          2.02         1.76
PRINCIPAL WINDOW                 244 - 344     35 - 162     23 - 108     21 - 78      17 - 33      14 - 25
PRINCIPAL WINDOW BEGIN           2/25/2026    9/25/2008    9/25/2007    7/25/2007    3/25/2007    12/25/2006
PRINCIPAL WINDOW END             6/25/2034    4/25/2019    10/25/2014   4/25/2012    7/25/2008    11/25/2007
PRINCIPAL # MONTHS                  101          128           86          58            17           12


CLASS A-2 (TO MATURITY)



------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%           50%          75%         100%         125%         150%
------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                24.81        6.83         4.48        3.05          2.02         1.76
PRINCIPAL WINDOW                  244 - 350    35 - 201     23 - 136     21 - 99      17 - 33      14 - 25
PRINCIPAL WINDOW BEGIN            2/25/2026   9/25/2008    9/25/2007    7/25/2007    3/25/2007    12/25/2006
PRINCIPAL WINDOW END             12/25/2034   7/25/2022    2/25/2017    1/25/2014    7/25/2008    11/25/2007
PRINCIPAL # MONTHS                   107         167          114          79            17           12


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       25

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                             PREPAYMENT SENSITIVITY



CLASS A-3 (TO CALL)
---------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%         50%          75%         100%        125%        150%
---------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)               28.73       13.56        9.06        6.56         2.97         2.28
PRINCIPAL WINDOW                 344 - 344   162 - 162    108 - 108    78 - 78      33 - 36      25 - 28
PRINCIPAL WINDOW BEGIN           6/25/2034   4/25/2019   10/25/2014   4/25/2012    7/25/2008   11/25/2007
PRINCIPAL WINDOW END             6/25/2034   4/25/2019   10/25/2014   4/25/2012   10/25/2008    2/25/2008
PRINCIPAL # MONTHS                   1           1           1            1           4             4
---------------------------------------------------------------------------------------------------------




CLASS A-3 (TO MATURITY)
----------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%           50%         75%         100%        125%         150%
----------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                29.56        20.65       14.58       10.73        2.97         2.28
PRINCIPAL WINDOW                  350 - 357    201 - 313   136 - 238   99 - 179      33 - 36      25 - 28
PRINCIPAL WINDOW BEGIN           12/25/2034    7/25/2022   2/25/2017   1/25/2014    7/25/2008   11/25/2007
PRINCIPAL WINDOW END              7/25/2035   11/25/2031   8/25/2025   9/25/2020   10/25/2008    2/25/2008
PRINCIPAL # MONTHS                    8           113         103         81           4             4
----------------------------------------------------------------------------------------------------------




CLASS M-1 (TO CALL)
----------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%         100%         125%         150%
----------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.66        8.97        5.96        5.02          4.97         2.54
PRINCIPAL WINDOW                  276 - 344    51 - 162    39 - 108     49 - 78       36 - 59     28 - 32
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010    1/25/2009   11/25/2009   10/25/2008   2/25/2008
PRINCIPAL WINDOW END              6/25/2034   4/25/2019   10/25/2014    4/25/2012    9/25/2010   6/25/2008
PRINCIPAL # MONTHS                   69          112          70           30           24           5
----------------------------------------------------------------------------------------------------------




CLASS M-1 (TO MATURITY)
---------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%         75%         100%         125%         150%
---------------------------------------------------------------------------------------------------------

AGE LIFE (YEARS)                    26.78        9.84        6.62        5.51         7.87          2.54
PRINCIPAL WINDOW                  276 - 356    51 - 285    39 - 207    49 - 153     36 - 138      28 - 32
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   1/25/2009   11/25/2009   10/25/2008    2/25/2008
PRINCIPAL WINDOW END              6/25/2035   7/25/2029   1/25/2023    7/25/2018    4/25/2017    6/25/2008
PRINCIPAL # MONTHS                   81          235         169          105          103           5
----------------------------------------------------------------------------------------------------------


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       26

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                             PREPAYMENT SENSITIVITY



CLASS M-2 (TO CALL)
---------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%         100%        125%         150%
---------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.66        8.97        5.95         4.80        4.95        2.88
PRINCIPAL WINDOW                  276 - 344    51 - 162    38 - 108     45 - 78     56 - 59     32 - 36
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   12/25/2008   7/25/2009   6/25/2010    6/25/2008
PRINCIPAL WINDOW END              6/25/2034   4/25/2019   10/25/2014   4/25/2012   9/25/2010   10/25/2008
PRINCIPAL # MONTHS                   69          112          71          34           4           5
---------------------------------------------------------------------------------------------------------




CLASS M-2 (TO MATURITY)
----------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%         100%        125%         150%
----------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.78        9.83         6.60         5.29        5.58        2.88
PRINCIPAL WINDOW                  276 - 356    51 - 277     38 - 199    45 - 147     56 - 113    32 - 36
PRINCIPAL WINDOW BEGIN           10/25/2028    1/25/2010   12/25/2008   7/25/2009   6/25/2010    6/25/2008
PRINCIPAL WINDOW END              6/25/2035   11/25/2028    5/25/2022   1/25/2018   3/25/2015   10/25/2008
PRINCIPAL # MONTHS                   81           227          162         103          58          5
----------------------------------------------------------------------------------------------------------




CLASS M-3 (TO CALL)
---------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%         100%        125%        150%
---------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.66        8.97        5.95         4.69        4.60        3.80
PRINCIPAL WINDOW                  276 - 344    51 - 162    38 - 108     43 - 78     51 - 59     36 - 46
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   12/25/2008   5/25/2009   1/25/2010   10/25/2008
PRINCIPAL WINDOW END              6/25/2034   4/25/2019   10/25/2014   4/25/2012   9/25/2010   8/25/2009
PRINCIPAL # MONTHS                   69          112          71          36           9           11
---------------------------------------------------------------------------------------------------------




CLASS M-3 (TO MATURITY)
---------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%         100%        125%        150%
---------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.77        9.80        6.57         5.16        4.96        6.77
PRINCIPAL WINDOW                  276 - 356    51 - 268    38 - 190     43 - 140    51 - 107    36 - 110
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   12/25/2008   5/25/2009   1/25/2010   10/25/2008
PRINCIPAL WINDOW END              6/25/2035   2/25/2028    8/25/2021   6/25/2017   9/25/2014   12/25/2014
PRINCIPAL # MONTHS                   81          218         153          98           57          75
---------------------------------------------------------------------------------------------------------




CLASS M-4 (TO CALL)
--------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%         100%        125%        150%
--------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.66        8.97        5.95        4.64         4.34        3.89
PRINCIPAL WINDOW                  276 - 344    51 - 162    38 - 108     42 - 78     47 - 59     46 - 46
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   12/25/2008   4/25/2009   9/25/2009   8/25/2009
PRINCIPAL WINDOW END              6/25/2034   4/25/2019   10/25/2014   4/25/2012   9/25/2010   8/25/2009
PRINCIPAL # MONTHS                   69          112          71          37           13          1
--------------------------------------------------------------------------------------------------------




CLASS M-4 (TO MATURITY)
---------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%         100%         125%        150%
---------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.77        9.78        6.55         5.09         4.68        5.52
PRINCIPAL WINDOW                  276 - 355    51 - 259    38 - 183     42 - 134     47 - 103    59 - 81
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   12/25/2008    4/25/2009   9/25/2009   9/25/2010
PRINCIPAL WINDOW END              5/25/2035   5/25/2027    1/25/2021   12/25/2016   5/25/2014   7/25/2012
PRINCIPAL # MONTHS                   80          209         146          93           57          23
---------------------------------------------------------------------------------------------------------


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       27

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                             PREPAYMENT SENSITIVITY



CLASS M-5 (TO CALL)
----------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%           50%          75%         100%        125%        150%
----------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.66        8.97         5.94         4.60        4.18        3.89
PRINCIPAL WINDOW                  276 - 344    51 - 162     37 - 108     41 - 78     45 - 59      46 - 46
PRINCIPAL WINDOW BEGIN           10/25/2028    1/25/2010   11/25/2008   3/25/2009   7/25/2009    8/25/2009
PRINCIPAL WINDOW END              6/25/2034    4/25/2019   10/25/2014   4/25/2012   9/25/2010    8/25/2009
PRINCIPAL # MONTHS                   69           112          72           38          15           1
----------------------------------------------------------------------------------------------------------




CLASS M-5 (TO MATURITY)
----------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%           50%          75%         100%        125%        150%
----------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.77        9.75         6.52         5.03        4.50        4.85
PRINCIPAL WINDOW                  276 - 355    51 - 252     37 - 176     41 - 129    45 - 99      53 - 78
PRINCIPAL WINDOW BEGIN           10/25/2028    1/25/2010   11/25/2008   3/25/2009   7/25/2009    3/25/2010
PRINCIPAL WINDOW END              5/25/2035   10/25/2026    6/25/2020   7/25/2016   1/25/2014    4/25/2012
PRINCIPAL # MONTHS                   80           202          140          89          55          26
----------------------------------------------------------------------------------------------------------




CLASS M-6 (TO CALL)
----------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%           50%          75%         100%        125%        150%
----------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.66        8.97         5.94         4.56        4.06        3.89
PRINCIPAL WINDOW                  276 - 344    51 - 162     37 - 108     40 - 78     43 - 59     46 - 46
PRINCIPAL WINDOW BEGIN           10/25/2028    1/25/2010   11/25/2008   2/25/2009   5/25/2009    8/25/2009
PRINCIPAL WINDOW END              6/25/2034    4/25/2019   10/25/2014   4/25/2012   9/25/2010    8/25/2009
PRINCIPAL # MONTHS                   69           112          72           39          17           1
----------------------------------------------------------------------------------------------------------




CLASS M-6 (TO MATURITY)
---------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%         100%        125%        150%
---------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.77       9.71         6.48         4.97        4.37        4.45
PRINCIPAL WINDOW                  276 - 354    51 - 243    37 - 169     40 - 124    43 - 94      48 - 74
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   11/25/2008   2/25/2009   5/25/2009   10/25/2009
PRINCIPAL WINDOW END              4/25/2035   1/25/2026   11/25/2019   2/25/2016   8/25/2013   12/25/2011
PRINCIPAL # MONTHS                   79          193          133          85          52          27
---------------------------------------------------------------------------------------------------------


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       28

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                             PREPAYMENT SENSITIVITY



CLASS M-7 (TO CALL)
--------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%         100%        125%        150%
--------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.66        8.97        5.94         4.54        3.98        3.89
PRINCIPAL WINDOW                  276 - 344    51 - 162    37 - 108     39 - 78     42 - 59     46 - 46
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   11/25/2008   1/25/2009   4/25/2009   8/25/2009
PRINCIPAL WINDOW END              6/25/2034   4/25/2019   10/25/2014   4/25/2012   9/25/2010   8/25/2009
PRINCIPAL # MONTHS                    69         112          72           40          18          1
--------------------------------------------------------------------------------------------------------




CLASS M-7 (TO MATURITY)
--------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%        100%        125%        150%
--------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.76       9.66         6.44         4.92       4.26         4.19
PRINCIPAL WINDOW                  276 - 354    51 - 234    37 - 161     39 - 118    42 - 90     46 - 70
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   11/25/2008   1/25/2009   4/25/2009   8/25/2009
PRINCIPAL WINDOW END              4/25/2035   4/25/2025    3/25/2019   8/25/2015   4/25/2013   8/25/2011
PRINCIPAL # MONTHS                   79          184          125          80          49          25
--------------------------------------------------------------------------------------------------------




CLASS M-8 (TO CALL)
--------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%        100%        125%        150%
--------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.66        8.97        5.94         4.53       3.91         3.80
PRINCIPAL WINDOW                  276 - 344    51 - 162    37 - 108     39 - 78     41 - 59     43 - 46
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   11/25/2008   1/25/2009   3/25/2009   5/25/2009
PRINCIPAL WINDOW END              6/25/2034   4/25/2019   10/25/2014   4/25/2012   9/25/2010   8/25/2009
PRINCIPAL # MONTHS                   69          112          72           40          19          4
--------------------------------------------------------------------------------------------------------




CLASS M-8 (TO MATURITY)
---------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%        100%         125%        150%
---------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.76        9.59        6.39         4.86        4.17         4.00
PRINCIPAL WINDOW                  276 - 353    51 - 225    37 - 154     39 - 112     41 - 85     43 - 67
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   11/25/2008   1/25/2009    3/25/2009   5/25/2009
PRINCIPAL WINDOW END              3/25/2035   7/25/2024    8/25/2018   2/25/2015   11/25/2012   5/25/2011
PRINCIPAL # MONTHS                   78          175          118          74          45           25
---------------------------------------------------------------------------------------------------------




CLASS M-9 (TO CALL)
---------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%         100%         125%        150%
---------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.66        8.97        5.94         4.50         3.85        3.66
PRINCIPAL WINDOW                  276 - 344    51 - 162    37 - 108      38 - 78     40 - 59     42 - 46
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   11/25/2008   12/25/2008   2/25/2009   4/25/2009
PRINCIPAL WINDOW END              6/25/2034   4/25/2019   10/25/2014    4/25/2012   9/25/2010   8/25/2009
PRINCIPAL # MONTHS                   69          112          72           41           20          5
---------------------------------------------------------------------------------------------------------




CLASS M-9 (TO MATURITY)
----------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION        0%          50%          75%         100%         125%         150%
----------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                26.75        9.49        6.31         4.78         4.06        3.83
PRINCIPAL WINDOW                  276 - 352    51 - 212    37 - 144     38 - 105     40 - 80      42 - 62
PRINCIPAL WINDOW BEGIN           10/25/2028   1/25/2010   11/25/2008   12/25/2008   2/25/2009    4/25/2009
PRINCIPAL WINDOW END              2/25/2035   6/25/2023   10/25/2017    7/25/2014   6/25/2012   12/25/2010
PRINCIPAL # MONTHS                   77          162          108          68           41          21
----------------------------------------------------------------------------------------------------------


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       29

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                       $1,378,577,270.98
NUMBER OF MORTGAGE LOANS:                                      6,240
AVERAGE SCHEDULED PRINCIPAL BALANCE:               $      220,925.84
WEIGHTED AVERAGE GROSS COUPON:                                 7.043%
INITIAL WEIGHTED AVERAGE NET COUPON(1):                        6.541%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(3):                       631
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                           80.61%
WEIGHTED AVERAGE COMBINED LTV RATIO:                           89.98%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 356
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                         358
WEIGHTED AVERAGE ROLL TERM(2) (MONTHS):                           23
WEIGHTED AVERAGE GROSS MARGIN(2):                              5.731%
WEIGHTED AVERAGE INITIAL RATE CAP(2):                          1.499%
WEIGHTED AVERAGE PERIODIC RATE CAP(2):                         1.499%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(2):              14.007%
WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE(2):               7.023%
INTEREST ONLY LOANS:                                           67.61%
--------------------------------------------------------------------------------

(1)  Servicing Fee is 0.5022

(2)  Includes adjustable-rate Mortgage Loans only.

(3)  Does not include loans with no credit score available.

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       30

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PRODUCT TYPE                       LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

2Y/6M ARMS                         1,713     $  300,961,546.74     21.83%    $175,692.67     7.524%      84.58%         602
2Y/6M ARMS -IO                     2,789        791,476,430.53     57.41      283,785.02     6.882       93.14          639
3Y/6M ARMS                            71         13,027,491.68      0.94      183,485.80     7.363       87.37          629
3Y/6M ARMS -IO                       525        140,342,150.54     10.18      267,318.38     6.603       90.84          647
5Y/6M ARMS                            28          4,541,733.61      0.33      162,204.77     6.742       76.91          629
5Y/6M ARMS -IO                         1            276,300.00      0.02      276,300.00     6.700       90.00          655
FIXED                                791        113,679,101.70      8.25      143,715.68     7.027       80.72          628
FIXED 2NDS                           322         14,272,516.18      1.04       44,324.58    10.147       99.93          651
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%         631


--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
CURRENT GROSS                    NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
MORTGAGE RATE (%)                  LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

4.500 - 4.999                          1     $      279,999.95      0.02%    $279,999.95      4.990%      40.00%        733
5.000 - 5.499                         88         29,465,592.83      2.14      334,836.28      5.325       86.11         665
5.500 - 5.999                        521        148,432,774.32     10.77      284,899.76      5.830       88.92         648
6.000 - 6.499                        859        220,375,861.13     15.99      256,549.31      6.255       90.53         639
6.500 - 6.999                      1,448        372,434,341.40     27.02      257,206.04      6.755       91.07         638
7.000 - 7.499                        933        214,039,787.83     15.53      229,410.28      7.237       90.54         630
7.500 - 7.999                        887        193,542,356.97     14.04      218,198.82      7.722       90.08         622
8.000 - 8.499                        491         83,558,889.44      6.06      170,181.04      8.236       88.49         609
8.500 - 8.999                        436         67,633,325.71      4.91      155,122.31      8.706       87.15         594
9.000 - 9.499                        185         22,871,739.80      1.66      123,631.03      9.188       85.07         579
9.500 - 9.999                        201         16,382,841.71      1.19       81,506.68      9.712       90.33         616
10.000 - 10.499                       65          4,165,430.00      0.30       64,083.54     10.206       90.93         605
10.500 - 10.999                       61          3,071,091.04      0.22       50,345.75     10.755       93.70         610
11.000 - 11.499                       38          1,461,338.74      0.11       38,456.28     11.221       97.62         606
11.500 - 11.999                       24            797,501.26      0.06       33,229.22     11.714       98.01         613
12.000 - 12.499                        2             64,398.85      0.00       32,199.43     12.118      100.00         584
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84      7.043%      89.98%        631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       31

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
CURRENT UNPAID                   NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PRINCIPAL BALANCE ($)              LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00                      58     $    1,282,954.36      0.09%    $ 22,119.90     10.090%     99.83%         625
25,000.01 - 50,000.00                198          7,493,599.11      0.54       37,846.46      9.811      92.60          623
50,000.01 - 75,000.00                472         29,737,192.11      2.16       63,002.53      8.542      84.00          602
75,000.01 - 100,000.00               527         46,373,002.29      3.36       87,994.31      7.729      86.94          607
100,000.01 - 125,000.00              573         64,831,825.16      4.70      113,144.55      7.375      87.56          617
125,000.01 - 150,000.00              557         76,677,391.69      5.56      137,661.39      7.255      89.43          616
150,000.01 - 175,000.00              468         75,880,753.35      5.50      162,138.36      7.244      89.88          622
175,000.01 - 200,000.00              468         87,684,484.00      6.36      187,360.01      7.150      88.27          620
200,000.01 - 225,000.00              369         78,426,136.67      5.69      212,536.96      7.145      88.12          623
225,000.01 - 250,000.00              294         69,977,739.07      5.08      238,019.52      7.056      87.76          626
250,000.01 - 275,000.00              341         89,291,538.38      6.48      261,852.02      6.912      90.30          633
275,000.01 - 300,000.00              326         93,544,718.47      6.79      286,946.99      6.826      90.27          634
300,000.01 - 333,700.00              356        112,589,511.57      8.17      316,262.67      6.851      90.71          637
333,700.01 - 350,000.00              152         51,944,099.13      3.77      341,737.49      6.829      91.85          639
350,000.01 - 500,000.00              815        336,950,250.07     24.44      413,435.89      6.841      91.33          639
500,000.01 - 600,000.00              195        106,924,066.63      7.76      548,328.55      6.782      92.96          641
600,000.01 - 700,000.00               45         29,051,538.25      2.11      645,589.74      6.964      90.83          657
700,000.01 - 800,000.00               20         14,626,324.32      1.06      731,316.22      6.381      87.48          657
800,000.01 - 900,000.00                4          3,380,200.00      0.25      845,050.00      7.626      80.05          644
900,000.01 -1,000,000.00               2          1,909,946.35      0.14      954,973.18      6.449      76.55          671
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84      7.043%     89.98%         631


--------------------------------------------------------------------------------
                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------



                                                                     % OF
                                                                   POOL BY
                                                                   ORIGINAL    AVG. ORIG.    WTD. AVG.   WTD. AVG.     NON-ZERO
ORIGINAL                         NUMBER OF   ORIGINAL PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PRINCIPAL BALANCE ($)              LOANS           BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00                      57      $    1,264,639.40      0.09%    $ 22,186.66     10.096%     99.83%         626
25,000.01 - 50,000.00                198           7,489,816.40      0.54       37,827.36      9.820      92.63          623
50,000.01 - 75,000.00                470          29,642,027.00      2.15       63,068.14      8.544      83.95          602
75,000.01 - 100,000.00               528          46,494,745.90      3.37       88,058.23      7.736      86.96          608
100,000.01 - 125,000.00              571          64,644,728.20      4.68      113,213.18      7.374      87.54          617
125,000.01 - 150,000.00              561          77,299,461.19      5.60      137,788.70      7.254      89.41          616
150,000.01 - 175,000.00              467          75,805,281.38      5.49      162,323.94      7.244      89.87          622
175,000.01 - 200,000.00              468          87,754,854.00      6.36      187,510.37      7.152      88.26          620
200,000.01 - 225,000.00              365          77,590,277.00      5.62      212,576.10      7.141      88.17          623
225,000.01 - 250,000.00              296          70,429,427.00      5.10      237,937.25      7.070      87.85          626
250,000.01 - 275,000.00              344          90,105,350.94      6.53      261,934.16      6.906      90.15          633
275,000.01 - 300,000.00              325          93,296,886.00      6.76      287,067.34      6.825      90.30          634
300,000.01 - 333,700.00              356         112,634,166.13      8.16      316,388.11      6.852      90.72          637
333,700.01 - 350,000.00              151          51,603,941.19      3.74      341,747.95      6.832      91.77          638
350,000.01 - 500,000.00              817         337,838,847.45     24.48      413,511.44      6.840      91.33          640
500,000.01 - 600,000.00              195         106,970,604.00      7.75      548,567.20      6.782      92.96          641
600,000.01 - 700,000.00               45          29,061,345.00      2.11      645,807.67      6.964      90.83          657
700,000.01 - 800,000.00               20          14,629,500.00      1.06      731,475.00      6.381      87.48          657
800,000.01 - 900,000.00                4           3,380,200.00      0.24      845,050.00      7.626      80.05          644
900,000.01 -1,000,000.00               2           1,910,000.00      0.14      955,000.00      6.449      76.55          671
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240      $1,379,846,098.18    100.00%    $221,129.18      7.044%     89.97%         631


(1) All weighted averages based on Original Principal Balance.

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       32

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
REMAINING TERM                   NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                           LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

061 - 120                              3     $      310,374.76      0.02%    $103,458.25     6.784%      70.78%         599
121 - 180                             71          7,413,342.61      0.54      104,413.28     7.049       73.02          625
181 - 240                             61          5,512,106.27      0.40       90,362.40     7.393       74.52          617
241 - 300                              5            563,935.01      0.04      112,787.00     7.230       70.82          618
301 - 360                          6,100      1,364,777,512.33     99.00      223,734.02     7.042       90.14          631
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%         631


--------------------------------------------------------------------------------
                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
ORIGINAL TERM                    NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                           LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

000 - 180                             74     $    7,723,717.37      0.56%    $104,374.56     7.039%      72.93%        624
181 - 240                             61          5,512,106.27      0.40       90,362.40     7.393       74.52         617
241 - 360                          6,105      1,365,341,447.34     99.04      223,643.15     7.042       90.13         631
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%        631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       33

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY COMBINED LTV
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
COMBINED LTV (%)                   LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                           8     $      739,312.49      0.05%    $ 92,414.06     7.064%      21.58%         631
25.01 - 30.00                         13          1,497,144.01      0.11      115,164.92     6.906       28.62          638
30.01 - 35.00                         11          1,296,956.15      0.09      117,905.10     6.691       32.69          609
35.01 - 40.00                         13          1,930,770.05      0.14      148,520.77     6.522       38.69          624
40.01 - 45.00                         32          4,542,409.36      0.33      141,950.29     6.742       42.67          623
45.01 - 50.00                         50          8,955,389.97      0.65      179,107.80     6.879       47.97          611
50.01 - 55.00                         57         10,779,175.44      0.78      189,108.34     6.875       53.17          600
55.01 - 60.00                         80         13,124,544.46      0.95      164,056.81     6.951       57.89          606
60.01 - 65.00                        147         29,328,371.88      2.13      199,512.73     6.773       63.23          606
65.01 - 70.00                        217         44,089,703.88      3.20      203,178.36     6.960       68.56          602
70.01 - 75.00                        317         71,850,573.60      5.21      226,657.96     6.912       73.94          602
75.01 - 80.00                        608        128,871,886.52      9.35      211,960.34     7.044       79.43          611
80.01 - 85.00                        554        119,726,076.28      8.68      216,112.05     7.307       84.30          606
85.01 - 90.00                        912        218,441,468.28     15.85      239,519.15     7.433       89.63          628
90.01 - 95.00                        417         97,317,949.26      7.06      233,376.38     7.354       94.67          642
95.01 - 100.00                     2,804        626,085,539.35     45.42      223,283.00     6.854       99.98          647
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%         631


--------------------------------------------------------------------------------
                          DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
ORIGINAL LTV (%)                   LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                         117     $    6,841,393.37      0.50%    $ 58,473.45     9.665%      91.47%         655
25.01 - 30.00                         13          1,497,144.01      0.11      115,164.92     6.906       28.62          638
30.01 - 35.00                         11          1,296,956.15      0.09      117,905.10     6.691       32.69          609
35.01 - 40.00                         13          1,930,770.05      0.14      148,520.77     6.522       38.69          624
40.01 - 45.00                         32          4,542,409.36      0.33      141,950.29     6.742       42.67          623
45.01 - 50.00                         51          9,080,389.97      0.66      178,046.86     6.873       48.12          611
50.01 - 55.00                         57         10,779,175.44      0.78      189,108.34     6.875       53.17          600
55.01 - 60.00                         80         13,117,368.75      0.95      163,967.11     6.961       58.17          606
60.01 - 65.00                        148         29,913,371.88      2.17      202,117.38     6.775       63.75          606
65.01 - 70.00                        220         44,642,858.51      3.24      202,922.08     6.954       68.85          603
70.01 - 75.00                        334         73,246,059.98      5.31      219,299.58     6.910       74.38          603
75.01 - 80.00                      3,033        739,344,314.66     53.63      243,766.67     6.810       96.20          641
80.01 - 85.00                        638        138,078,158.95     10.02      216,423.45     7.266       86.21          610
85.01 - 90.00                        936        217,652,478.90     15.79      232,534.70     7.471       89.84          626
90.01 - 95.00                        305         72,779,819.28      5.28      238,622.36     7.410       94.63          647
95.01 - 100.00                       252         13,834,601.72      1.00       54,899.21     9.458      100.00          656
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%         631


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                                  immediately.
                                       34

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
STATE                              LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                         1,624     $  538,041,215.57     39.03%    $331,306.17     6.761%      89.41%         638
FLORIDA                              669        115,554,836.66      8.38      172,727.71     7.344       88.82          622
NEW YORK                             297         96,426,869.52      6.99      324,669.59     6.832       88.19          633
NEW JERSEY                           251         63,327,659.66      4.59      252,301.43     7.333       88.99          635
MASSACHUSETTS                        237         61,328,943.22      4.45      258,771.91     6.915       90.41          633
ILLINOIS                             272         49,942,026.13      3.62      183,610.39     7.354       89.98          621
ARIZONA                              265         47,146,289.01      3.42      177,910.52     7.191       91.15          632
NEVADA                               187         47,195,004.84      3.42      252,379.71     7.101       92.82          642
WASHINGTON                           155         31,003,858.49      2.25      200,024.89     6.867       93.02          629
TEXAS                                322         30,293,402.25      2.20       94,078.89     7.642       88.93          608
MARYLAND                             124         27,260,025.82      1.98      219,838.92     7.165       87.01          615
COLORADO                             153         25,701,089.01      1.86      167,980.97     6.740       94.86          626
GEORGIA                              149         22,641,230.78      1.64      151,954.57     7.506       95.15          627
HAWAII                                60         21,756,846.46      1.58      362,614.11     6.560       92.94          653
VIRGINIA                              80         19,194,294.49      1.39      239,928.68     7.417       90.03          634
MINNESOTA                             94         16,589,381.83      1.20      176,482.79     7.317       92.74          623
PENNSYLVANIA                         108         14,286,943.17      1.04      132,286.51     7.474       86.86          612
OTHER                              1,193        150,887,354.07     10.95      126,477.25     7.545       91.05          615
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%         631


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       35

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
OCCUPANCY TYPE                     LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

INVESTOR                             309     $   48,780,792.66      3.54%    $157,866.64     7.840%      82.40%         658
OWNER OCCUPIED                     5,656      1,267,783,976.83     91.96      224,148.51     6.998       90.08          628
SECOND HOME                          275         62,012,501.49      4.50      225,500.01     7.349       93.77          664
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%         631


--------------------------------------------------------------------------------
                          DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PROPERTY TYPE                      LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

2-4 UNIT                             598     $  171,768,913.01     12.46%    $287,238.98     7.042%      88.86%         644
CONDO                                571        122,569,411.15      8.89      214,657.46     6.934       93.38          640
MODULAR HOME                           7          1,215,487.43      0.09      173,641.06     6.852       89.45          630
ONE FAMILY                         4,286        909,767,547.60     65.99      212,264.94     7.046       89.33          627
PUD ATTACHED                         149         29,497,817.20      2.14      197,971.93     7.130       92.88          633
PUD DETACHED                         629        143,758,094.59     10.43      228,550.23     7.107       91.88          634
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%         631


--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
LOAN PURPOSE                       LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

PURCHASE                           3,182     $  726,113,187.49     52.67%    $228,193.96     7.039%      96.75%         644
REFI -CASH OUT                     2,402        522,609,847.60     37.91      217,572.79     7.071       80.07          614
REFI -NO CASH OUT                    656        129,854,235.89      9.42      197,948.53     6.956       91.97          626
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%         631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       36

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
DOCUMENTATION TYPE                 LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION                 3,463     $  666,093,370.12     48.32%    $192,345.76     6.777%      88.95%         615
LIMITED DOCUMENTATION                 74         19,347,650.99      1.40      261,454.74     6.670       93.77          632
STATED DOCUMENTATION               2,703        693,136,249.87     50.28      256,432.20     7.310       90.85          646
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%         631


--------------------------------------------------------------------------------
                          DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
CREDIT SCORE                       LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

500 - 525                            278     $   39,470,255.58      2.86%    $141,979.34     8.323%      76.14%         513
526 - 550                            283         44,012,283.21      3.19      155,520.44     7.833       78.33          539
551 - 575                            301         45,853,952.96      3.33      152,338.71     7.755       80.00          563
576 - 600                          1,177        241,306,578.46     17.50      205,018.33     7.199       87.14          590
601 - 625                          1,140        255,414,165.50     18.53      224,047.51     6.940       89.38          614
626 - 650                          1,218        288,178,900.63     20.90      236,600.08     6.943       92.50          638
651 - 675                            886        225,486,721.00     16.36      254,499.69     6.889       93.27          663
676 - 700                            624        165,319,815.38     11.99      264,935.60     6.767       94.49          686
701 - 725                            161         34,599,491.65      2.51      214,903.67     6.777       92.32          712
726 - 750                             98         22,016,873.15      1.60      224,661.97     6.919       92.93          738
751 - 775                             52         11,029,917.31      0.80      212,113.79     6.783       88.21          762
776 - 800                             21          5,488,316.19      0.40      261,348.39     6.117       91.02          786
801 - 825                              1            399,999.96      0.03      399,999.96     7.900      100.00          802
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%         631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       37

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
PREPAYMENT PENALTY TERM          NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                           LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

0                                  1,987     $  431,990,630.39     31.34%    $217,408.47     7.370%      90.16%         631
12                                   188         50,145,024.89      3.64      266,728.86     7.175       89.47          637
24                                 3,163        741,326,167.17     53.77      234,374.38     6.913       90.93          628
36                                   902        155,115,448.53     11.25      171,968.35     6.715       85.07          639
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%         631


--------------------------------------------------------------------------------
                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
LIEN TYPE                          LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

First Lien                         5,918     $1,364,304,754.80     98.96%    $230,534.77     7.011%      89.87%         631
Second Lien                          322         14,272,516.18      1.04       44,324.58    10.147       99.93          651
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,240     $1,378,577,270.98    100.00%    $220,925.84     7.043%      89.98%         631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       38

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
MAXIMUM MORTGAGE RATE (%)          LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

11.500 - 11.999                        1     $      279,999.95      0.02%    $279,999.95     4.990%      40.00%         733
12.000 - 12.499                       90         29,697,619.69      2.37      329,973.55     5.334       86.22          665
12.500 - 12.999                      442        132,778,207.27     10.62      300,403.18     5.816       90.92          647
13.000 - 13.499                      734        198,613,957.52     15.88      270,591.22     6.262       91.58          637
13.500 - 13.999                    1,276        342,617,341.11     27.40      268,508.89     6.758       91.86          638
14.000 - 14.499                      833        200,771,128.65     16.05      241,021.76     7.239       91.05          630
14.500 - 14.999                      771        179,230,339.03     14.33      232,464.77     7.726       90.83          624
15.000 - 15.499                      403         75,110,292.94      6.01      186,377.90     8.240       88.96          611
15.500 - 15.999                      353         60,985,947.02      4.88      172,764.72     8.701       87.23          594
16.000 - 16.499                      140         19,058,928.01      1.52      136,135.20     9.180       84.70          574
16.500 - 16.999                       61          9,317,461.89      0.75      152,745.28     9.652       84.81          593
17.000 - 17.499                       15          1,587,880.99      0.13      105,858.73    10.191       79.16          541
17.500 - 17.999                        5            384,387.83      0.03       76,877.57    10.766       71.14          543
18.000 - 18.499                        2            135,234.34      0.01       67,617.17    11.235       74.31          520
18.500 - 18.999                        1             56,926.86      0.00       56,926.86    11.550       75.00          520
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


--------------------------------------------------------------------------------
                     DISTRIBUTION BY MINIMUM MORTGAGE RATE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
MINIMUM MORTGAGE RATE (%)          LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                          3     $      457,465.27      0.04%    $152,488.42     5.259%      62.22%         691
5.500 - 5.999                        492        150,829,625.10     12.06      306,564.28     5.728       90.44          650
6.000 - 6.499                        756        205,983,405.44     16.47      272,464.82     6.228       91.47          639
6.500 - 6.999                      1,283        344,622,595.40     27.56      268,606.86     6.752       91.74          638
7.000 - 7.499                        837        202,119,883.11     16.16      241,481.34     7.236       91.04          630
7.500 - 7.999                        771        179,301,362.86     14.34      232,556.89     7.722       90.77          624
8.000 - 8.499                        403         75,014,523.99      6.00      186,140.26     8.237       88.96          611
8.500 - 8.999                        357         61,567,360.34      4.92      172,457.59     8.702       87.23          594
9.000 - 9.499                        141         19,247,539.68      1.54      136,507.37     9.181       84.75          575
9.500 - 9.999                         61          9,317,461.89      0.75      152,745.28     9.652       84.81          593
10.000 - 10.499                       15          1,587,880.99      0.13      105,858.73    10.191       79.16          541
10.500 - 10.999                        5            384,387.83      0.03       76,877.57    10.766       71.14          543
11.000 - 11.499                        2            135,234.34      0.01       67,617.17    11.235       74.31          520
11.500 - 11.999                        1             56,926.86      0.00       56,926.86    11.550       75.00          520
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       39

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY GROSS MARGIN
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
MARGIN (%)                         LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

1.000 - 1.499                          1     $      250,000.00      0.02%    $250,000.00     6.450%      83.33%         646
2.500 - 2.999                          5          1,037,617.14      0.08      207,523.43     7.320       96.31          662
3.000 - 3.499                          3            675,349.33      0.05      225,116.44     6.394       87.23          664
3.500 - 3.999                          3            754,319.60      0.06      251,439.87     6.097       90.24          645
4.000 - 4.499                         10          1,586,881.30      0.13      158,688.13     7.204       93.25          608
4.500 - 4.999                          1            142,399.98      0.01      142,399.98     6.425      100.00          635
5.000 - 5.499                        209         42,400,380.04      3.39      202,872.63     7.330       89.68          623
5.500 - 5.999                      4,339      1,087,401,998.88     86.95      250,611.20     6.952       91.57          634
6.000 - 6.499                        414         92,759,890.12      7.42      224,057.71     7.306       85.27          618
6.500 - 6.999                        113         19,333,485.42      1.55      171,092.79     7.903       72.49          565
7.000 - 7.499                         28          3,984,081.29      0.32      142,288.62     8.028       77.08          569
7.500 - 7.999                          1            299,250.00      0.02      299,250.00     7.750       95.00          648
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       40

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY INITIAL INTEREST RATE CAP
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
INITIAL RATE CAP (%)               LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

1.000                                 16          2,580,388.24      0.21%    $161,274.27     7.659%      85.69%         613
1.500                              5,111      1,248,045,264.86     99.79      244,188.08     7.008       90.71          631
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


--------------------------------------------------------------------------------
                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PERIODIC RATE CAP (%)              LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

1.000                                 16     $    2,580,388.24      0.21%    $161,274.27     7.659%      85.69%         613
1.500                              5,111      1,248,045,264.86     99.79      244,188.08     7.008       90.71          631
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                        41

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
NEXT RATE ADJUSTMENT DATE          LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

FEBRUARY 1, 2007                       1     $      154,594.99      0.01%    $154,594.99     7.050%     100.00%        671
MARCH 1, 2007                          1            156,099.47      0.01      156,099.47     9.200       95.00         595
APRIL 1, 2007                         19          3,991,922.69      0.32      210,101.19     7.509       88.44         634
MAY 1, 2007                          113         27,342,426.03      2.19      241,968.37     7.338       88.23         642
JUNE 1, 2007                         872        200,353,307.93     16.02      229,762.97     7.307       89.53         623
JULY 1, 2007                       2,039        465,329,817.08     37.21      228,214.72     7.126       90.52         623
AUGUST 1, 2007                     1,449        393,014,089.11     31.43      271,231.26     6.828       91.93         638
SEPTEMBER 1, 2007                      8          2,095,719.97      0.17      261,965.00     6.896       90.79         654
APRIL 1, 2008                         23          6,789,610.89      0.54      295,200.47     6.438       90.18         633
MAY 1, 2008                           62         17,694,886.73      1.41      285,401.40     6.222       88.05         668
JUNE 1, 2008                         107         28,943,827.01      2.31      270,503.06     6.698       89.91         643
JULY 1, 2008                         131         31,149,314.95      2.49      237,781.03     6.899       90.82         634
AUGUST 1, 2008                       269         68,265,002.65      5.46      253,773.24     6.683       91.31         647
SEPTEMBER 1, 2008                      4            526,999.99      0.04      131,750.00     7.093       97.78         629
JUNE 1, 2010                           4            885,533.01      0.07      221,383.25     7.225       79.82         641
JULY 1, 2010                          24          3,656,200.60      0.29      152,341.69     6.625       76.20         626
AUGUST 1, 2010                         1            276,300.00      0.02      276,300.00     6.700       90.00         655
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%        631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                        42

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                       $1,250,625,653.10
NUMBER OF MORTGAGE LOANS:                                      5,127
AVERAGE SCHEDULED PRINCIPAL BALANCE:               $      243,929.33
WEIGHTED AVERAGE GROSS COUPON:                                 7.009%
INITIAL WEIGHTED AVERAGE NET COUPON(1):                        6.507%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(3):                       631
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                           81.01%
WEIGHTED AVERAGE COMBINED LTV RATIO:                           90.70%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 357
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                         360
WEIGHTED AVERAGE ROLL TERM(2) (MONTHS):                           23
WEIGHTED AVERAGE GROSS MARGIN(2):                              5.731%
WEIGHTED AVERAGE INITIAL RATE CAP(2):                          1.499%
WEIGHTED AVERAGE PERIODIC RATE CAP(2):                         1.499%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(2):              14.007%
WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE(2):               7.023%
INTEREST ONLY LOANS:                                           74.53%
--------------------------------------------------------------------------------

(1)  Servicing Fee is 0.5022

(2)  Includes adjustable-rate Mortgage Loans only.

(3)  Does not include loans with no credit score available.

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       43

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PRODUCT TYPE                       LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

2Y/6M ARMS                         1,713     $  300,961,546.74     24.06%    $175,692.67     7.524%      84.58%         602
2Y/6M ARMS -IO                     2,789        791,476,430.53     63.29      283,785.02     6.882       93.14          639
3Y/6M ARMS                            71         13,027,491.68      1.04      183,485.80     7.363       87.37          629
3Y/6M ARMS -IO                       525        140,342,150.54     11.22      267,318.38     6.603       90.84          647
5Y/6M ARMS                            28          4,541,733.61      0.36      162,204.77     6.742       76.91          629
5Y/6M ARMS -IO                         1            276,300.00      0.02      276,300.00     6.700       90.00          655
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
CURRENT GROSS                    NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
MORTGAGE RATE (%)                  LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

4.500 - 4.999                          1     $      279,999.95      0.02%    $279,999.95     4.990%      40.00%        733
5.000 - 5.499                         88         29,465,592.83      2.36      334,836.28     5.325       86.11         665
5.500 - 5.999                        439        132,278,646.53     10.58      301,318.10     5.813       90.95         647
6.000 - 6.499                        733        197,777,822.20     15.81      269,819.68     6.258       91.62         637
6.500 - 6.999                      1,275        342,803,545.32     27.41      268,865.53     6.756       91.86         638
7.000 - 7.499                        835        201,407,367.49     16.10      241,206.43     7.238       91.05         630
7.500 - 7.999                        771        179,301,362.86     14.34      232,556.89     7.722       90.77         624
8.000 - 8.499                        403         75,014,523.99      6.00      186,140.26     8.237       88.96         611
8.500 - 8.999                        357         61,567,360.34      4.92      172,457.59     8.702       87.23         594
9.000 - 9.499                        141         19,247,539.68      1.54      136,507.37     9.181       84.75         575
9.500 - 9.999                         61          9,317,461.89      0.75      152,745.28     9.652       84.81         593
10.000 - 10.499                       15          1,587,880.99      0.13      105,858.73    10.191       79.16         541
10.500 - 10.999                        5            384,387.83      0.03       76,877.57    10.766       71.14         543
11.000 - 11.499                        2            135,234.34      0.01       67,617.17    11.235       74.31         520
11.500 - 11.999                        1             56,926.86      0.00       56,926.86    11.550       75.00         520
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%        631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       44

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
CURRENT UNPAID                   NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PRINCIPAL BALANCE ($)              LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

25,000.01 - 50,000.00                 17     $      840,644.68      0.07%    $ 49,449.69     8.369%      73.58%         543
50,000.01 - 75,000.00                255         16,242,146.47      1.30       63,694.69     8.491       83.81          587
75,000.01 - 100,000.00               355         31,359,194.22      2.51       88,335.76     7.658       88.69          601
100,000.01 - 125,000.00              436         49,361,649.23      3.95      113,214.79     7.370       88.87          614
125,000.01 - 150,000.00              464         63,785,511.53      5.10      137,468.77     7.294       90.73          613
150,000.01 - 175,000.00              401         65,057,564.77      5.20      162,238.32     7.250       90.86          622
175,000.01 - 200,000.00              428         80,180,820.52      6.41      187,338.37     7.172       89.40          619
200,000.01 - 225,000.00              335         71,198,215.27      5.69      212,531.99     7.169       88.89          623
225,000.01 - 250,000.00              267         63,571,184.63      5.08      238,094.32     7.094       88.73          625
250,000.01 - 275,000.00              329         86,093,290.00      6.88      261,681.73     6.926       90.87          632
275,000.01 - 300,000.00              312         89,532,956.24      7.16      286,964.60     6.841       90.67          634
300,000.01 - 333,700.00              335        105,952,568.18      8.47      316,276.32     6.868       91.27          638
333,700.01 - 350,000.00              145         49,534,526.17      3.96      341,617.42     6.850       92.16          638
350,000.01 - 500,000.00              788        325,592,290.26     26.03      413,188.19     6.855       91.72          639
500,000.01 - 600,000.00              191        104,642,005.01      8.37      547,863.90     6.792       93.13          640
600,000.01 - 700,000.00               43         27,764,615.25      2.22      645,688.73     6.984       91.00          656
700,000.01 - 800,000.00               20         14,626,324.32      1.17      731,316.22     6.381       87.48          657
800,000.01 - 900,000.00                4          3,380,200.00      0.27      845,050.00     7.626       80.05          644
900,000.01 -1,000,000.00               2          1,909,946.35      0.15      954,973.18     6.449       76.55          671
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


--------------------------------------------------------------------------------
                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------



                                                                    % OF
                                                                   POOL BY
                                                                   ORIGINAL       AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   ORIGINAL PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
ORIGINAL PRINCIPAL BALANCE ($)     LOANS           BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------------

25,000.01 - 50,000.00                 16      $      792,500.00      0.06%    $ 49,531.25     8.377%      72.54%        541
50,000.01 - 75,000.00                255          16,248,451.00      1.30       63,719.42     8.490       83.80         587
75,000.01 - 100,000.00               355          31,384,397.90      2.51       88,406.75     7.664       88.65         601
100,000.01 - 125,000.00              434          49,151,743.20      3.93      113,252.86     7.369       88.88         614
125,000.01 - 150,000.00              467          64,241,895.19      5.13      137,562.94     7.295       90.71         614
150,000.01 - 175,000.00              400          64,946,699.38      5.19      162,366.75     7.250       90.85         622
175,000.01 - 200,000.00              429          80,423,059.00      6.43      187,466.34     7.173       89.39         619
200,000.01 - 225,000.00              332          70,589,347.00      5.64      212,618.52     7.160       88.92         623
225,000.01 - 250,000.00              268          63,804,802.00      5.10      238,077.62     7.113       88.81         624
250,000.01 - 275,000.00              331          86,646,250.94      6.92      261,771.15     6.921       90.76         632
275,000.01 - 300,000.00              312          89,574,006.00      7.16      287,096.17     6.842       90.66         634
300,000.01 - 333,700.00              335         106,007,436.13      8.47      316,440.11     6.868       91.27         638
333,700.01 - 350,000.00              144          49,204,791.19      3.93      341,699.94     6.851       92.18         638
350,000.01 - 500,000.00              789         326,090,147.45     26.06      413,295.50     6.855       91.72         639
500,000.01 - 600,000.00              191         104,682,104.00      8.36      548,073.84     6.792       93.13         640
600,000.01 - 700,000.00               43          27,770,345.00      2.22      645,821.98     6.984       91.00         656
700,000.01 - 800,000.00               20          14,629,500.00      1.17      731,475.00     6.381       87.48         657
800,000.01 - 900,000.00                4           3,380,200.00      0.27      845,050.00     7.626       80.05         644
900,000.01 -1,000,000.00               2           1,910,000.00      0.15      955,000.00     6.449       76.55         671
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127      $1,251,477,675.38    100.00%    $244,095.51     7.010%      90.70%        631


(1)  All weighted averages based on Original Principal Balance.

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       45

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
REMAINING TERM                   NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                           LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

241 - 360                          5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


--------------------------------------------------------------------------------
                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
ORIGINAL TERM                    NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                           LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

301 - 360                          5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       46

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY COMBINED LTV
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
COMBINED LTV (%)                   LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                           6     $      580,930.25      0.05%    $ 96,821.71     7.067%      22.59%         599
25.01 - 30.00                          8          1,148,993.84      0.09      143,624.23     6.854       29.06          647
30.01 - 35.00                          3            490,662.38      0.04      163,554.13     6.859       32.88          595
35.01 - 40.00                         10          1,677,898.70      0.13      167,789.87     6.523       38.75          621
40.01 - 45.00                         16          2,682,226.26      0.21      167,639.14     6.870       42.83          614
45.01 - 50.00                         33          6,243,643.87      0.50      189,201.33     7.052       48.15          598
50.01 - 55.00                         46          9,216,313.20      0.74      200,354.63     6.947       53.22          595
55.01 - 60.00                         58         10,069,579.03      0.81      173,613.43     7.043       57.85          599
60.01 - 65.00                        103         22,830,367.34      1.83      221,654.05     6.750       63.29          604
65.01 - 70.00                        166         36,954,136.14      2.95      222,615.28     6.958       68.61          600
70.01 - 75.00                        256         62,585,334.27      5.00      244,473.96     6.919       73.95          602
75.01 - 80.00                        459        107,984,344.72      8.63      235,260.01     7.025       79.46          610
80.01 - 85.00                        453        104,278,800.30      8.34      230,196.03     7.324       84.35          603
85.01 - 90.00                        785        200,142,118.00     16.00      254,958.11     7.463       89.66          626
90.01 - 95.00                        357         88,267,973.05      7.06      247,249.22     7.353       94.68          642
95.01 - 100.00                     2,368        595,472,331.75     47.61      251,466.36     6.773       99.98          647
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


--------------------------------------------------------------------------------
                          DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
ORIGINAL LTV (%)                   LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                           6     $      580,930.25      0.05%    $ 96,821.71     7.067%      22.59%         599
25.01 - 30.00                          8          1,148,993.84      0.09      143,624.23     6.854       29.06          647
30.01 - 35.00                          3            490,662.38      0.04      163,554.13     6.859       32.88          595
35.01 - 40.00                         10          1,677,898.70      0.13      167,789.87     6.523       38.75          621
40.01 - 45.00                         16          2,682,226.26      0.21      167,639.14     6.870       42.83          614
45.01 - 50.00                         34          6,368,643.87      0.51      187,313.06     7.040       48.36          598
50.01 - 55.00                         46          9,216,313.20      0.74      200,354.63     6.947       53.22          595
55.01 - 60.00                         58         10,062,403.32      0.80      173,489.71     7.056       58.22          599
60.01 - 65.00                        104         23,415,367.34      1.87      225,147.76     6.752       63.95          604
65.01 - 70.00                        169         37,507,290.77      3.00      221,936.63     6.951       68.96          601
70.01 - 75.00                        268         63,639,752.75      5.09      237,461.76     6.914       74.32          602
75.01 - 80.00                      2,783        703,973,213.30     56.29      252,954.80     6.798       96.65          642
80.01 - 85.00                        529        121,834,077.46      9.74      230,310.17     7.276       86.33          608
85.01 - 90.00                        808        199,221,597.84     15.93      246,561.38     7.503       89.88          625
90.01 - 95.00                        254         64,551,538.35      5.16      254,139.91     7.432       94.63          647
95.01 - 100.00                        31          4,254,743.47      0.34      137,249.79     8.534      100.00          662
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       47

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
STATE                              LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                         1,455     $  510,523,733.45     40.82%    $350,875.42    6.740%      90.09%         638
FLORIDA                              516         98,734,946.83      7.89      191,346.80    7.329       90.47          623
NEW YORK                             255         86,635,164.24      6.93      339,745.74    6.848       89.38          633
MASSACHUSETTS                        217         58,320,700.25      4.66      268,758.99    6.915       90.86          632
NEW JERSEY                           220         57,489,021.68      4.60      261,313.73    7.356       89.84          634
NEVADA                               178         45,866,331.39      3.67      257,676.02    7.104       93.07          642
ILLINOIS                             226         45,510,063.84      3.64      201,371.96    7.314       90.70          622
ARIZONA                              234         44,344,080.26      3.55      189,504.62    7.166       91.47          631
WASHINGTON                           136         29,837,785.08      2.39      219,395.48    6.796       93.09          628
MARYLAND                             108         25,166,733.78      2.01      233,025.31    7.158       87.35          614
COLORADO                             128         22,916,805.88      1.83      179,037.55    6.637       95.81          627
GEORGIA                              124         20,205,830.44      1.62      162,950.25    7.454       95.54          626
HAWAII                                51         19,198,715.50      1.54      376,445.40    6.586       93.47          650
VIRGINIA                              62         16,766,242.97      1.34      270,423.27    7.462       91.12          633
MINNESOTA                             80         15,182,652.86      1.21      189,783.16    7.290       92.46          624
TEXAS                                123         15,000,610.78      1.20      121,956.19    7.557       91.86          605
OTHER                              1,014        138,926,233.87     11.11      137,008.12    7.517       91.00          613
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33    7.009%      90.70%         631


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       48

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
OCCUPANCY TYPE                     LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

INVESTOR                             261     $   43,132,724.15      3.45%    $165,259.48     7.889%      83.47%         656
OWNER OCCUPIED                     4,612      1,147,892,867.60     91.79      248,892.64     6.959       90.80          628
SECOND HOME                          254         59,600,061.35      4.77      234,645.91     7.344       94.13          663
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


--------------------------------------------------------------------------------
                          DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PROPERTY TYPE                      LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

2-4 UNIT                             539     $  161,719,090.97     12.93%    $300,035.42     7.042%      89.52%         643
CONDO                                501        116,739,718.15      9.33      233,013.41     6.883       93.69          640
MODULAR HOME                           4            867,429.61      0.07      216,857.40     6.854       87.69          615
ONE FAMILY                         3,447        812,714,173.51     64.98      235,774.35     7.012       90.21          627
PUD ATTACHED                         127         27,425,852.28      2.19      215,951.59     7.067       92.77          630
PUD DETACHED                         509        131,159,388.58     10.49      257,680.53     7.056       92.13          634
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
LOAN PURPOSE                       LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

PURCHASE                           2,743     $  691,492,492.54     55.29%    $252,093.51     6.975%      96.81%         644
REFI -CASH OUT                     1,856        445,280,100.30     35.60      239,913.85     7.083       80.65          612
REFI -NO CASH OUT                    528        113,853,060.26      9.10      215,630.80     6.931       92.93          625
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       49

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
DOCUMENTATION TYPE                 LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION                 2,693     $  576,109,190.48     46.07%    $213,928.40     6.713%      89.95%         614
LIMITED DOCUMENTATION                 63         17,704,718.92      1.42      281,027.28     6.642       94.78          633
STATED DOCUMENTATION               2,371        656,811,743.70     52.52      277,018.87     7.279       91.25          646
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


--------------------------------------------------------------------------------
                          DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
CREDIT SCORE                       LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

500 - 525                            243     $   35,809,880.09      2.86%    $147,365.76     8.309%      76.28%         513
526 - 550                            236         38,771,959.73      3.10      164,287.96     7.790       78.78          539
551 - 575                            231         37,936,212.70      3.03      164,226.03     7.742       80.68          563
576 - 600                            974        220,199,586.48     17.61      226,077.60     7.166       87.68          590
601 - 625                            952        234,053,353.17     18.71      245,854.36     6.899       89.82          614
626 - 650                            998        263,328,626.90     21.06      263,856.34     6.919       93.37          638
651 - 675                            731        206,416,680.01     16.51      282,375.76     6.857       94.09          663
676 - 700                            519        152,276,062.00     12.18      293,402.82     6.743       95.18          686
701 - 725                            110         28,378,347.36      2.27      257,984.98     6.674       93.26          712
726 - 750                             76         19,327,447.03      1.55      254,308.51     6.913       94.08          738
751 - 775                             38          8,734,276.65      0.70      229,849.39     6.812       91.13          762
776 - 800                             18          4,993,221.02      0.40      277,401.17     6.070       90.91          787
801 - 825                              1            399,999.96      0.03      399,999.96     7.900      100.00          802
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       50

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
PREPAYMENT PENALTY TERM          NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                           LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

0                                  1,636     $  401,325,491.74     32.09%    $245,308.98     7.331%      90.58%         632
12                                   141         39,501,237.39      3.16      280,150.62     7.289       92.66          639
24                                 3,030        733,029,022.71     58.61      241,923.77     6.884       90.87          628
36                                   320         76,769,901.26      6.14      239,905.94     6.378       88.72          647
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


--------------------------------------------------------------------------------
                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
LIEN TYPE                          LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

First Lien                         5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%        631
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%        631


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       51

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
MAXIMUM MORTGAGE RATE (%)          LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

11.500 - 11.999                        1     $      279,999.95      0.02%    $279,999.95     4.990%      40.00%         733
12.000 - 12.499                       90         29,697,619.69      2.37      329,973.55     5.334       86.22          665
12.500 - 12.999                      442        132,778,207.27     10.62      300,403.18     5.816       90.92          647
13.000 - 13.499                      734        198,613,957.52     15.88      270,591.22     6.262       91.58          637
13.500 - 13.999                    1,276        342,617,341.11     27.40      268,508.89     6.758       91.86          638
14.000 - 14.499                      833        200,771,128.65     16.05      241,021.76     7.239       91.05          630
14.500 - 14.999                      771        179,230,339.03     14.33      232,464.77     7.726       90.83          624
15.000 - 15.499                      403         75,110,292.94      6.01      186,377.90     8.240       88.96          611
15.500 - 15.999                      353         60,985,947.02      4.88      172,764.72     8.701       87.23          594
16.000 - 16.499                      140         19,058,928.01      1.52      136,135.20     9.180       84.70          574
16.500 - 16.999                       61          9,317,461.89      0.75      152,745.28     9.652       84.81          593
17.000 - 17.499                       15          1,587,880.99      0.13      105,858.73    10.191       79.16          541
17.500 - 17.999                        5            384,387.83      0.03       76,877.57    10.766       71.14          543
18.000 - 18.499                        2            135,234.34      0.01       67,617.17    11.235       74.31          520
18.500 - 18.999                        1             56,926.86      0.00       56,926.86    11.550       75.00          520
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


--------------------------------------------------------------------------------
                      DISTRIBUTION BY MINIMUM MORTGAGE RATE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
MINIMUM MORTGAGE RATE (%)          LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                          3     $      457,465.27      0.04%    $152,488.42     5.259%      62.22%         691
5.500 - 5.999                        492        150,829,625.10     12.06      306,564.28     5.728       90.44          650
6.000 - 6.499                        756        205,983,405.44     16.47      272,464.82     6.228       91.47          639
6.500 - 6.999                      1,283        344,622,595.40     27.56      268,606.86     6.752       91.74          638
7.000 - 7.499                        837        202,119,883.11     16.16      241,481.34     7.236       91.04          630
7.500 - 7.999                        771        179,301,362.86     14.34      232,556.89     7.722       90.77          624
8.000 - 8.499                        403         75,014,523.99      6.00      186,140.26     8.237       88.96          611
8.500 - 8.999                        357         61,567,360.34      4.92      172,457.59     8.702       87.23          594
9.000 - 9.499                        141         19,247,539.68      1.54      136,507.37     9.181       84.75          575
9.500 - 9.999                         61          9,317,461.89      0.75      152,745.28     9.652       84.81          593
10.000 - 10.499                       15          1,587,880.99      0.13      105,858.73    10.191       79.16          541
10.500 - 10.999                        5            384,387.83      0.03       76,877.57    10.766       71.14          543
11.000 - 11.499                        2            135,234.34      0.01       67,617.17    11.235       74.31          520
11.500 - 11.999                        1             56,926.86      0.00       56,926.86    11.550       75.00          520
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       52

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY GROSS MARGIN
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
MARGIN (%)                         LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

1.000 - 1.499                          1     $      250,000.00      0.02%    $250,000.00    6.450%       83.33%         646
2.500 - 2.999                          5          1,037,617.14      0.08      207,523.43    7.320        96.31          662
3.000 - 3.499                          3            675,349.33      0.05      225,116.44    6.394        87.23          664
3.500 - 3.999                          3            754,319.60      0.06      251,439.87    6.097        90.24          645
4.000 - 4.499                         10          1,586,881.30      0.13      158,688.13    7.204        93.25          608
4.500 - 4.999                          1            142,399.98      0.01      142,399.98    6.425       100.00          635
5.000 - 5.499                        209         42,400,380.04      3.39      202,872.63    7.330        89.68          623
5.500 - 5.999                      4,339      1,087,401,998.88     86.95      250,611.20    6.952        91.57          634
6.000 - 6.499                        414         92,759,890.12      7.42      224,057.71    7.306        85.27          618
6.500 - 6.999                        113         19,333,485.42      1.55      171,092.79    7.903        72.49          565
7.000 - 7.499                         28          3,984,081.29      0.32      142,288.62    8.028        77.08          569
7.500 - 7.999                          1            299,250.00      0.02      299,250.00    7.750        95.00          648
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33    7.009%       90.70%         631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       53

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY INITIAL INTEREST RATE CAP
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
INITIAL RATE CAP (%)               LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

1.000                                 16     $    2,580,388.24      0.21%    $161,274.27     7.659%      85.69%         613
1.500                              5,111      1,248,045,264.86     99.79      244,188.08     7.008       90.71          631
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


--------------------------------------------------------------------------------
                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PERIODIC RATE CAP (%)              LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

1.000                                 16     $    2,580,388.24      0.21%    $161,274.27     7.659%      85.69%         613
1.500                              5,111      1,248,045,264.86     99.79      244,188.08     7.008       90.71          631
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%      90.70%         631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       54

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                  UPNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
NEXT RATE ADJUSTMENT DATE          LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

February 1, 2007                       1     $      154,594.99      0.01%    $154,594.99     7.050%      100.00%        671
March 1, 2007                          1            156,099.47      0.01      156,099.47     9.200        95.00         595
April 1, 2007                         19          3,991,922.69      0.32      210,101.19     7.509        88.44         634
May 1, 2007                          113         27,342,426.03      2.19      241,968.37     7.338        88.23         642
June 1, 2007                         872        200,353,307.93     16.02      229,762.97     7.307        89.53         623
July 1, 2007                       2,039        465,329,817.08     37.21      228,214.72     7.126        90.52         623
August 1, 2007                     1,449        393,014,089.11     31.43      271,231.26     6.828        91.93         638
September 1, 2007                      8          2,095,719.97      0.17      261,965.00     6.896        90.79         654
April 1, 2008                         23          6,789,610.89      0.54      295,200.47     6.438        90.18         633
May 1, 2008                           62         17,694,886.73      1.41      285,401.40     6.222        88.05         668
June 1, 2008                         107         28,943,827.01      2.31      270,503.06     6.698        89.91         643
July 1, 2008                         131         31,149,314.95      2.49      237,781.03     6.899        90.82         634
August 1, 2008                       269         68,265,002.65      5.46      253,773.24     6.683        91.31         647
September 1, 2008                      4            526,999.99      0.04      131,750.00     7.093        97.78         629
June 1, 2010                           4            885,533.01      0.07      221,383.25     7.225        79.82         641
July 1, 2010                          24          3,656,200.60      0.29      152,341.69     6.625        76.20         626
August 1, 2010                         1            276,300.00      0.02      276,300.00     6.700        90.00         655
-------------------------------------------------------------------------------------------------------------------------------
Total:                             5,127     $1,250,625,653.10    100.00%    $243,929.33     7.009%       90.70%        631


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       55

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                       $127,951,617.88
NUMBER OF MORTGAGE LOANS:                                    1,113
AVERAGE SCHEDULED PRINCIPAL BALANCE:               $    114,961.02
WEIGHTED AVERAGE GROSS COUPON:                               7.375%
INITIAL WEIGHTED AVERAGE NET COUPON(1):                      6.873%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(2):                     630
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                         76.64%
WEIGHTED AVERAGE COMBINED LTV RATIO:                         82.86%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):               340
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                       344
INTEREST ONLY LOANS:                                          0.00%

--------------------------------------------------------------------------------

(1)  Servicing Fee is 0.5022

(2)  Does not include loans with no credit score available.

(2)  Does not include loans with no credit score available.

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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       56

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                 UPNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PRODUCT TYPE                       LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

FIXED                                791      $113,679,101.70     88.85%    $143,715.68     7.027%      80.72%         628
FIXED 2NDS                           322        14,272,516.18     11.15       44,324.58    10.147       99.93          651
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113      $127,951,617.88    100.00%    $114,961.02     7.375%      82.86%         630


--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                 UPNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
CURRENT GROSS MORTGAGE           NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
RATE (%)                           LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

5.500 - 5.999                         82      $ 16,154,127.79     12.63%    $197,001.56     5.976%      72.25%         656
6.000 - 6.499                        126        22,598,038.93     17.66      179,349.52     6.228       81.00          654
6.500 - 6.999                        173        29,630,796.08     23.16      171,276.28     6.737       81.97          635
7.000 - 7.499                         98        12,632,420.34      9.87      128,902.25     7.225       82.46          620
7.500 - 7.999                        116        14,240,994.11     11.13      122,767.19     7.719       81.35          600
8.000 - 8.499                         88         8,544,365.45      6.68       97,095.06     8.225       84.40          593
8.500 - 8.999                         79         6,065,965.37      4.74       76,784.37     8.750       86.40          600
9.000 - 9.499                         44         3,624,200.12      2.83       82,368.18     9.223       86.72          598
9.500 - 9.999                        140         7,065,379.82      5.52       50,467.00     9.791       97.60          646
10.000 - 10.499                       50         2,577,549.01      2.01       51,550.98    10.215       98.18          645
10.500 - 10.999                       56         2,686,703.21      2.10       47,976.84    10.754       96.93          620
11.000 - 11.499                       36         1,326,104.40      1.04       36,836.23    11.220      100.00          615
11.500 - 11.999                       23           740,574.40      0.58       32,198.89    11.727       99.78          620
12.000 - 12.499                        2            64,398.85      0.05       32,199.43    12.118      100.00          584
------------------------------------------------------------------------------------------------------------------------------
Total:                             1,113      $127,951,617.88    100.00%    $114,961.02     7.375%      82.86%         630


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       57

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
CURRENT                          NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PRINCIPAL BALANCE ($)              LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00                      58      $  1,282,954.36       1.00%   $ 22,119.90     10.090%     99.83%         625
25,000.01 - 50,000.00                181         6,652,954.43       5.20      36,756.65      9.994      95.01          633
50,000.01 - 75,000.00                217        13,495,045.64      10.55      62,189.15      8.603      84.22          621
75,000.01 - 100,000.00               172        15,013,808.07      11.73      87,289.58      7.876      83.30          621
100,000.01 - 125,000.00              137        15,470,175.93      12.09     112,920.99      7.391      83.36          627
125,000.01 - 150,000.00               93        12,891,880.16      10.08     138,622.37      7.060      83.03          626
150,000.01 - 175,000.00               67        10,823,188.58       8.46     161,540.13      7.210      84.00          625
175,000.01 - 200,000.00               40         7,503,663.48       5.86     187,591.59      6.911      76.24          629
200,000.01 - 225,000.00               34         7,227,921.40       5.65     212,585.92      6.911      80.53          630
225,000.01 - 250,000.00               27         6,406,554.44       5.01     237,279.79      6.681      78.15          640
250,000.01 - 275,000.00               12         3,198,248.38       2.50     266,520.70      6.547      74.98          639
275,000.01 - 300,000.00               14         4,011,762.23       3.14     286,554.45      6.478      81.40          626
300,000.01 - 333,700.00               21         6,636,943.39       5.19     316,044.92      6.575      81.62          619
333,700.01 - 350,000.00                7         2,409,572.96       1.88     344,224.71      6.405      85.53          667
350,000.01 - 500,000.00               27        11,357,959.81       8.88     420,665.18      6.423      80.14          645
500,000.01 - 600,000.00                4         2,282,061.62       1.78     570,515.41      6.348      85.00          683
600,000.01 - 700,000.00                2         1,286,923.00       1.01     643,461.50      6.524      87.31          682
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113      $127,951,617.88     100.00%   $114,961.02      7.375%     82.86%         630


--------------------------------------------------------------------------------
                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
ORIGINAL                         NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PRINCIPAL BALANCE ($)              LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00                      57      $  1,264,639.40       0.99%   $ 22,186.66     10.096%     99.83%         626
25,000.01 - 50,000.00                182         6,697,316.40       5.22      36,798.44      9.991      95.00          632
50,000.01 - 75,000.00                215        13,393,576.00      10.43      62,295.70      8.609      84.15          622
75,000.01 - 100,000.00               173        15,110,348.00      11.77      87,343.05      7.886      83.45          621
100,000.01 - 125,000.00              137        15,492,985.00      12.07     113,087.48      7.392      83.27          627
125,000.01 - 150,000.00               94        13,057,566.00      10.17     138,910.28      7.052      83.01          627
150,000.01 - 175,000.00               67        10,858,582.00       8.46     162,068.39      7.209      83.99          625
175,000.01 - 200,000.00               39         7,331,795.00       5.71     187,994.74      6.922      75.86          630
200,000.01 - 225,000.00               33         7,000,930.00       5.45     212,149.39      6.955      80.67          628
225,000.01 - 250,000.00               28         6,624,625.00       5.16     236,593.75      6.654      78.61          640
250,000.01 - 275,000.00               13         3,459,100.00       2.69     266,084.62      6.525      74.90          638
275,000.01 - 300,000.00               13         3,722,880.00       2.90     286,375.38      6.427      81.51          629
300,000.01 - 333,700.00               21         6,626,730.00       5.16     315,558.57      6.602      81.88          620
333,700.01 - 350,000.00                7         2,399,150.00       1.87     342,735.71      6.441      83.41          641
350,000.01 - 500,000.00               28        11,748,700.00       9.15     419,596.43      6.418      80.43          649
500,000.01 - 600,000.00                4         2,288,500.00       1.78     572,125.00      6.348      85.00          683
600,000.01 - 700,000.00                2         1,291,000.00       1.01     645,500.00      6.524      87.31          682
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113      $128,368,422.80     100.00%   $115,335.51      7.374%     82.85%         630


(1) All weighted averages based on Original Principal Balance.

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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       58

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
REMAINING TERM                   NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                           LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

061 - 120                              3      $    310,374.76       0.24%   $103,458.25     6.784%      70.78%         599
121 - 180                             71         7,413,342.61       5.79     104,413.28     7.049       73.02          625
181 - 240                             61         5,512,106.27       4.31      90,362.40     7.393       74.52          617
241 - 300                              5           563,935.01       0.44     112,787.00     7.230       70.82          618
301 - 360                            973       114,151,859.23      89.21     117,319.49     7.397       83.99          632
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113      $127,951,617.88     100.00%   $114,961.02     7.375%      82.86%         630


--------------------------------------------------------------------------------
                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
ORIGINAL TERM                    NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                           LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

000 - 180                             74      $  7,723,717.37       6.04%   $104,374.56     7.039%      72.93%         624
181 - 240                             61         5,512,106.27       4.31      90,362.40     7.393       74.52          617
241 - 360                            978       114,715,794.24      89.66     117,296.31     7.396       83.93          632
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113      $127,951,617.88     100.00%   $114,961.02     7.375%      82.86%         630


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       59

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY COMBINED LTV
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
COMBINED LTV (%)                   LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                           2      $    158,382.24       0.12%   $ 79,191.12     7.053%      17.88%         747
25.01 - 30.00                          5           348,150.17       0.27      69,630.03     7.077       27.20          606
30.01 - 35.00                          8           806,293.77       0.63     100,786.72     6.589       32.57          617
35.01 - 40.00                          3           252,871.35       0.20      84,290.45     6.516       38.27          649
40.01 - 45.00                         16         1,860,183.10       1.45     116,261.44     6.558       42.45          637
45.01 - 50.00                         17         2,711,746.10       2.12     159,514.48     6.481       47.56          640
50.01 - 55.00                         11         1,562,862.24       1.22     142,078.39     6.447       52.87          630
55.01 - 60.00                         22         3,054,965.43       2.39     138,862.07     6.648       57.99          628
60.01 - 65.00                         44         6,498,004.54       5.08     147,681.92     6.855       63.02          616
65.01 - 70.00                         51         7,135,567.74       5.58     139,913.09     6.970       68.28          614
70.01 - 75.00                         61         9,265,239.33       7.24     151,889.17     6.866       73.85          603
75.01 - 80.00                        149        20,887,541.80      16.32     140,184.84     7.140       79.29          615
80.01 - 85.00                        101        15,447,275.98      12.07     152,943.33     7.192       83.95          625
85.01 - 90.00                        127        18,299,350.28      14.30     144,089.37     7.112       89.37          641
90.01 - 95.00                         60         9,049,976.21       7.07     150,832.94     7.362       94.64          639
95.01 - 100.00                       436        30,613,207.60      23.93      70,213.78     8.429       99.97          650
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113      $127,951,617.88     100.00%   $114,961.02     7.375%      82.86%         630


--------------------------------------------------------------------------------
                          DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
ORIGINAL LTV (%)                   LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                         111      $  6,260,463.12       4.89%   $ 56,400.57     9.906%       97.86%        661
25.01 - 30.00                          5           348,150.17       0.27      69,630.03     7.077        27.20         606
30.01 - 35.00                          8           806,293.77       0.63     100,786.72     6.589        32.57         617
35.01 - 40.00                          3           252,871.35       0.20      84,290.45     6.516        38.27         649
40.01 - 45.00                         16         1,860,183.10       1.45     116,261.44     6.558        42.45         637
45.01 - 50.00                         17         2,711,746.10       2.12     159,514.48     6.481        47.56         640
50.01 - 55.00                         11         1,562,862.24       1.22     142,078.39     6.447        52.87         630
55.01 - 60.00                         22         3,054,965.43       2.39     138,862.07     6.648        57.99         628
60.01 - 65.00                         44         6,498,004.54       5.08     147,681.92     6.855        63.02         616
65.01 - 70.00                         51         7,135,567.74       5.58     139,913.09     6.970        68.28         614
70.01 - 75.00                         66         9,606,307.23       7.51     145,550.11     6.883        74.78         605
75.01 - 80.00                        250        35,371,101.36      27.64     141,484.41     7.048        87.38         626
80.01 - 85.00                        109        16,244,081.49      12.70     149,028.27     7.197        85.32         624
85.01 - 90.00                        128        18,430,881.06      14.40     143,991.26     7.125        89.42         640
90.01 - 95.00                         51         8,228,280.93       6.43     161,338.84     7.239        94.64         644
95.01 - 100.00                       221         9,579,858.25       7.49      43,347.77     9.868       100.00         653
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113      $127,951,617.88     100.00%   $114,961.02     7.375%       82.86%        630


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       60

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
STATE                              LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                           169      $ 27,517,482.12     21.51%    $162,825.34     7.150%      76.81%         645
FLORIDA                              153        16,819,889.83     13.15      109,933.92     7.432       79.17          616
TEXAS                                199        15,292,791.47     11.95       76,848.20     7.726       86.05          611
NEW YORK                              42         9,791,705.28      7.65      233,135.84     6.696       77.61          632
NEW JERSEY                            31         5,838,637.98      4.56      188,343.16     7.108       80.57          636
ILLINOIS                              46         4,431,962.29      3.46       96,347.01     7.757       82.59          612
PENNSYLVANIA                          30         3,716,679.36      2.90      123,889.31     7.121       86.71          638
MASSACHUSETTS                         20         3,008,242.97      2.35      150,412.15     6.913       81.81          651
ARIZONA                               31         2,802,208.75      2.19       90,393.83     7.590       85.99          637
COLORADO                              25         2,784,283.13      2.18      111,371.33     7.586       87.06          617
HAWAII                                 9         2,558,130.96      2.00      284,236.77     6.365       88.96          673
OHIO                                  27         2,510,762.88      1.96       92,991.22     7.777       87.49          623
TENNESSEE                             30         2,500,890.76      1.95       83,363.03     7.442       93.54          632
GEORGIA                               25         2,435,400.34      1.90       97,416.01     7.938       91.93          634
VIRGINIA                              18         2,428,051.52      1.90      134,891.75     7.105       82.52          635
MARYLAND                              16         2,093,292.04      1.64      130,830.75     7.244       82.88          632
INDIANA                               20         1,952,689.63      1.53       97,634.48     7.393       88.34          646
OREGON                                16         1,436,053.44      1.12       89,753.34     7.458       85.80          641
MINNESOTA                             14         1,406,728.97      1.10      100,480.64     7.614       95.84          605
NEVADA                                 9         1,328,673.45      1.04      147,630.38     6.988       84.35          650
OTHER                                183        15,297,060.71     11.96       83,590.50     7.930       89.63          626
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113      $127,951,617.88    100.00%    $114,961.02     7.375%      82.86%         630


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       61

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
OCCUPANCY TYPE                     LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

INVESTOR                              48       $  5,648,068.51      4.41%    $117,668.09     7.467%      74.16%         672
OWNER OCCUPIED                     1,044        119,891,109.23     93.70      114,838.23     7.368       83.23          628
SECOND HOME                           21          2,412,440.14      1.89      114,878.10     7.475       84.78          681
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113       $127,951,617.88    100.00%    $114,961.02     7.375%      82.86%         630


--------------------------------------------------------------------------------
                         DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PROPERTY TYPE                      LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

2-4 UNIT                              59       $ 10,049,822.04      7.85%    $170,335.97     7.047%      78.20%         650
CONDO                                 70          5,829,693.00      4.56       83,281.33     7.960       87.32          645
MODULAR HOME                           3            348,057.82      0.27      116,019.27     6.847       93.83          667
ONE FAMILY                           839         97,053,374.09     75.85      115,677.44     7.329       81.96          626
PUD ATTACHED                          22          2,071,964.92      1.62       94,180.22     7.964       94.40          661
PUD DETACHED                         120         12,598,706.01      9.85      104,989.22     7.632       89.26          634
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113       $127,951,617.88    100.00%    $114,961.02     7.375%      82.86%         630


--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                  POOL BY
                                                                   UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
LOAN PURPOSE                       LOANS          BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

PURCHASE                             439       $ 34,620,694.95     27.06%    $ 78,862.63     8.311%      95.53%         645
REFI -CASH OUT                       546         77,329,747.30     60.44      141,629.57     7.005       76.71          624
REFI -NO CASH OUT                    128         16,001,175.63     12.51      125,009.18     7.136       85.17          630
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113       $127,951,617.88    100.00%    $114,961.02     7.375%      82.86%         630


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       62

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
DOCUMENTATION TYPE                 LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION                   770      $ 89,984,179.64     70.33%    $116,862.57     7.186%      82.53%         621
LIMITED DOCUMENTATION                 11         1,642,932.07      1.28      149,357.46     6.977       82.86          623
STATED DOCUMENTATION                 332        36,324,506.17     28.39      109,411.16     7.860       83.67          654
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113      $127,951,617.88    100.00%    $114,961.02     7.375%      82.86%         630


--------------------------------------------------------------------------------
                          DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
CREDIT SCORE                       LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

500 - 525                             35      $  3,660,375.49      2.86%    $104,582.16     8.457%      74.79%         512
526 - 550                             47         5,240,323.48      4.10      111,496.24     8.155       74.94          539
551 - 575                             70         7,917,740.26      6.19      113,110.58     7.814       76.74          561
576 - 600                            203        21,106,991.98     16.50      103,975.33     7.541       81.42          589
601 - 625                            188        21,360,812.33     16.69      113,621.34     7.380       84.53          613
626 - 650                            220        24,850,273.73     19.42      112,955.79     7.197       83.27          638
651 - 675                            155        19,070,040.99     14.90      123,032.52     7.243       84.41          662
676 - 700                            105        13,043,753.38     10.19      124,226.22     7.043       86.37          686
701 - 725                             51         6,221,144.29      4.86      121,983.22     7.245       88.05          712
726 - 750                             22         2,689,426.12      2.10      122,246.64     6.965       84.66          737
751 - 775                             14         2,295,640.66      1.79      163,974.33     6.673       77.10          761
776 - 800                              3           495,095.17      0.39      165,031.72     6.591       92.12          783
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113      $127,951,617.88    100.00%    $114,961.02     7.375%      82.86%         630


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       63

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
PREPAYMENT PENALTY TERM          NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                           LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

0                                    351      $ 30,665,138.65     23.97%    $ 87,365.07     7.881%      84.74%         625
12                                    47        10,643,787.50      8.32      226,463.56     6.748       77.60          631
24                                   133         8,297,144.46      6.48       62,384.54     9.430       95.59          645
36                                   582        78,345,547.27     61.23      134,614.34     7.044       81.49          631
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113      $127,951,617.88    100.00%    $114,961.02     7.375%      82.86%         630


--------------------------------------------------------------------------------
                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
LIEN TYPE                          LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

First Lien                           791       113,679,101.70     88.85%     143,715.68     7.027%      80.72%         628
Second Lien                          322        14,272,516.18     11.15       44,324.58    10.147       99.93          651
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,113      $127,951,617.88    100.00%    $114,961.02     7.375%      82.86%         630


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       64

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                       $932,094,881.07
NUMBER OF MORTGAGE LOANS:                                    3,315
AVERAGE SCHEDULED PRINCIPAL BALANCE:               $    281,174.93
WEIGHTED AVERAGE GROSS COUPON:                               6.840%
INITIAL WEIGHTED AVERAGE NET COUPON(1):                      6.337%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(2):                     640
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                         81.08%
WEIGHTED AVERAGE COMBINED LTV RATIO:                         92.79%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):               357
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                       360
WEIGHTED AVERAGE ROLL TERM  (MONTHS):                           23
WEIGHTED AVERAGE GROSS MARGIN:                               5.724%
WEIGHTED AVERAGE INITIAL RATE CAP:                           1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP:                          1.500%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:               13.839%
WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE:                6.855%
INTEREST ONLY LOANS:                                        100.00%

(1)  Servicing Fee Schedule is 30 bps for months 1 to 10, 40 bps for months 11 to 30, 65 bps for the remainder

(2)  Does not include loans with no credit score available.

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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       65

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PRODUCT TYPE                       LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

2Y/6M ARMS -IO                     2,789      $791,476,430.53     84.91%    $283,785.02     6.882%      93.14%         639
3Y/6M ARMS -IO                       525       140,342,150.54     15.06      267,318.38     6.603       90.84          647
5Y/6M ARMS -IO                         1           276,300.00      0.03      276,300.00     6.700       90.00          655
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
CURRENT GROSS                    NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
MORTGAGE RATE (%)                  LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

4.500 - 4.999                          1      $    279,999.95      0.03%    $279,999.95     4.990%      40.00%         733
5.000 - 5.499                         77        26,775,119.24      2.87      347,728.82     5.330       86.92          666
5.500 - 5.999                        368       117,092,730.86     12.56      318,186.77     5.818       91.65          648
6.000 - 6.499                        594       168,935,861.14     18.12      284,403.81     6.259       92.56          640
6.500 - 6.999                        976       279,288,349.01     29.96      286,156.10     6.755       93.52          641
7.000 - 7.499                        577       151,080,159.39     16.21      261,837.36     7.235       93.12          639
7.500 - 7.999                        419       114,021,000.91     12.23      272,126.49     7.714       94.12          636
8.000 - 8.499                        179        42,672,148.40      4.58      238,391.89     8.235       92.18          628
8.500 - 8.999                         93        24,949,669.11      2.68      268,276.01     8.686       91.94          620
9.000 - 9.499                         22         4,743,701.39      0.51      215,622.79     9.141       91.52          619
9.500 - 9.999                          8         2,094,141.67      0.22      261,767.71     9.579       91.21          641
10.000 - 10.499                        1           162,000.00      0.02      162,000.00    10.000       90.00          586
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       66

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                 UPNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
CURRENT UNPAID                   NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PRINCIPAL BALANCE ($)              LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

50,000.01 - 75,000.00                 17      $  1,123,057.88      0.12%    $ 66,062.23     7.777%      93.35%         626
75,000.01 - 100,000.00               108         9,701,666.21      1.04       89,830.24     7.147       94.79          621
100,000.01 - 125,000.00              206        23,452,565.40      2.52      113,847.40     7.020       94.43          634
125,000.01 - 150,000.00              253        34,930,923.04      3.75      138,066.89     7.066       94.78          627
150,000.01 - 175,000.00              247        40,122,565.74      4.30      162,439.54     7.065       94.42          636
175,000.01 - 200,000.00              283        53,144,300.41      5.70      187,789.05     6.933       93.35          634
200,000.01 - 225,000.00              210        44,662,103.70      4.79      212,676.68     6.991       92.64          638
225,000.01 - 250,000.00              176        41,830,635.57      4.49      237,674.07     6.935       93.87          642
250,000.01 - 275,000.00              257        67,320,037.90      7.22      261,945.67     6.798       92.43          637
275,000.01 - 300,000.00              262        75,174,920.04      8.07      286,927.18     6.772       92.45          640
300,000.01 - 333,700.00              279        88,323,948.24      9.48      316,573.29     6.816       92.13          641
333,700.01 - 350,000.00              124        42,337,138.04      4.54      341,428.53     6.767       92.38          639
350,000.01 - 500,000.00              662       274,053,762.32     29.40      413,978.49     6.775       92.76          644
500,000.01 - 600,000.00              167        91,562,581.33      9.82      548,278.93     6.757       93.56          642
600,000.01 - 700,000.00               39        25,149,394.04      2.70      644,856.26     6.905       91.00          653
700,000.01 - 800,000.00               19        13,915,134.86      1.49      732,375.52     6.396       87.36          658
800,000.01 - 900,000.00                4         3,380,200.00      0.36      845,050.00     7.626       80.05          644
900,000.01 -1,000,000.00               2         1,909,946.35      0.20      954,973.18     6.449       76.55          671
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


--------------------------------------------------------------------------------
                  DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------



                                                                     % OF
                                                                   POOL BY
                                                                    UNPAID     AVG. ORIG.   WTD. AVG.   WTD. AVG.     NON-ZERO
ORIGINAL                         NUMBER OF   ORIGINAL PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PRINCIPAL BALANCE ($)              LOANS           BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------------

50,000.01 - 75,000.00                 17       $  1,122,790.00       0.12%    $ 66,046.47     7.776%      93.36%         626
75,000.01 - 100,000.00               108          9,702,036.40       1.04       89,833.67     7.147       94.79          621
100,000.01 - 125,000.00              206         23,454,254.20       2.52      113,855.60     7.020       94.43          634
125,000.01 - 150,000.00              253         34,931,907.19       3.75      138,070.78     7.066       94.78          627
150,000.01 - 175,000.00              247         40,123,472.58       4.30      162,443.21     7.065       94.42          636
175,000.01 - 200,000.00              283         53,146,050.00       5.70      187,795.23     6.933       93.35          634
200,000.01 - 225,000.00              210         44,663,087.00       4.79      212,681.37     6.991       92.64          638
225,000.01 - 250,000.00              176         41,832,688.00       4.49      237,685.73     6.935       93.87          642
250,000.01 - 275,000.00              257         67,321,430.94       7.22      261,951.09     6.798       92.43          637
275,000.01 - 300,000.00              262         75,177,430.00       8.07      286,936.76     6.772       92.45          640
300,000.01 - 333,700.00              279         88,328,662.13       9.48      316,590.19     6.816       92.13          641
333,700.01 - 350,000.00              124         42,338,673.00       4.54      341,440.91     6.767       92.38          639
350,000.01 - 500,000.00              662        274,062,906.45      29.40      413,992.31     6.775       92.76          644
500,000.01 - 600,000.00              167         91,568,104.00       9.82      548,312.00     6.757       93.56          642
600,000.01 - 700,000.00               39         25,149,395.00       2.70      644,856.28     6.905       91.00          653
700,000.01 - 800,000.00               19         13,915,500.00       1.49      732,394.74     6.396       87.36          658
800,000.01 - 900,000.00                4          3,380,200.00       0.36      845,050.00     7.626       80.05          644
900,000.01 -1,000,000.00               2          1,910,000.00       0.20      955,000.00     6.449       76.55          671
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315       $932,128,586.89     100.00%    $281,185.09     6.840%      92.79%         640


(1)  All weighted averages based on Original Principal Balance.

  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       67

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                 UPNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
REMAINING TERM                   NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                           LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

301 - 360                          3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


--------------------------------------------------------------------------------
                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                 UPNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
ORIGINAL TERM                    NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                           LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

241 - 360                          3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       68

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY COMBINED LTV
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                 UPNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
COMBINED LTV (%)                   LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                           2      $    216,999.97      0.02%    $108,499.99     7.373%      21.31%         583
25.01 - 30.00                          1           186,000.00      0.02      186,000.00     5.750       28.62          641
30.01 - 35.00                          1           140,000.00      0.02      140,000.00     7.825       33.74          598
35.01 - 40.00                          4         1,064,999.95      0.11      266,249.99     5.926       39.13          641
40.01 - 45.00                          5         1,084,999.45      0.12      216,999.89     6.370       43.57          624
45.01 - 50.00                         12         3,016,999.89      0.32      251,416.66     6.573       48.64          626
50.01 - 55.00                         16         3,809,999.96      0.41      238,125.00     6.181       52.95          628
55.01 - 60.00                         20         4,552,289.52      0.49      227,614.48     6.608       58.03          617
60.01 - 65.00                         52        14,259,499.34      1.53      274,221.14     6.395       63.06          624
65.01 - 70.00                         72        20,707,346.00      2.22      287,602.03     6.626       68.61          622
70.01 - 75.00                        116        35,693,333.30      3.83      307,701.15     6.415       73.80          631
75.01 - 80.00                        212        66,009,783.35      7.08      311,366.90     6.701       79.44          628
80.01 - 85.00                        162        54,449,986.00      5.84      336,111.02     6.844       84.09          629
85.01 - 90.00                        414       129,143,663.64     13.86      311,941.22     7.351       89.65          626
90.01 - 95.00                        204        63,975,350.62      6.86      313,604.66     7.206       94.66          648
95.01 - 100.00                     2,022       533,783,630.08     57.27      263,987.95     6.748       99.98          648
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


--------------------------------------------------------------------------------
                          DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
ORIGINAL LTV (%)                   LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

0.01 - 25.00                           2      $    216,999.97       0.02%   $108,499.99     7.373%      21.31%         583
25.01 - 30.00                          1           186,000.00       0.02     186,000.00     5.750       28.62          641
30.01 - 35.00                          1           140,000.00       0.02     140,000.00     7.825       33.74          598
35.01 - 40.00                          4         1,064,999.95       0.11     266,249.99     5.926       39.13          641
40.01 - 45.00                          5         1,084,999.45       0.12     216,999.89     6.370       43.57          624
45.01 - 50.00                         13         3,141,999.89       0.34     241,692.30     6.568       49.05          625
50.01 - 55.00                         16         3,809,999.96       0.41     238,125.00     6.181       52.95          628
55.01 - 60.00                         19         4,427,289.52       0.47     233,015.24     6.612       58.01          617
60.01 - 65.00                         53        14,844,499.34       1.59     280,084.89     6.412       64.13          624
65.01 - 70.00                         74        21,119,346.00       2.27     285,396.57     6.621       69.22          623
70.01 - 75.00                        121        36,346,448.28       3.90     300,383.87     6.411       74.06          631
75.01 - 80.00                      2,236       606,406,039.51      65.06     271,201.27     6.742       97.55          646
80.01 - 85.00                        210        67,756,069.32       7.27     322,647.95     6.830       86.92          633
85.01 - 90.00                        409       125,092,153.76      13.42     305,848.79     7.384       89.82          624
90.01 - 95.00                        151        46,458,036.12       4.98     307,669.11     7.355       94.58          649
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07     100.00%   $281,174.93     6.840%      92.79%         640


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                                  immediately.
                                       69

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID         AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
STATE                              LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                         1,229      $446,933,423.61     47.95%    $363,656.16     6.678%      91.50%         642
FLORIDA                              290        62,355,843.37      6.69      215,020.15     7.162       94.13          640
NEW YORK                             162        58,996,882.40      6.33      364,178.29     6.683       92.07          642
MASSACHUSETTS                        146        40,903,424.05      4.39      280,160.44     6.803       93.39          639
NEVADA                               151        39,854,120.04      4.28      263,934.57     7.076       93.98          645
NEW JERSEY                           121        34,507,798.34      3.70      285,188.42     7.258       93.09          647
ARIZONA                              167        33,160,540.56      3.56      198,566.11     7.075       93.36          641
ILLINOIS                             110        25,437,773.33      2.73      231,252.48     7.110       94.16          638
WASHINGTON                           105        23,801,559.19      2.55      226,681.52     6.645       94.84          640
COLORADO                             116        20,731,183.18      2.22      178,717.10     6.557       97.06          630
MARYLAND                              75        18,592,925.12      1.99      247,905.67     7.031       91.06          636
HAWAII                                42        16,552,615.92      1.78      394,109.90     6.549       94.21          653
GEORGIA                               92        15,862,482.32      1.70      172,418.29     7.246       96.30          635
VIRGINIA                              45        13,350,265.30      1.43      296,672.56     7.234       92.67          645
MINNESOTA                             54        10,435,246.00      1.12      193,245.30     7.151       96.20          633
OREGON                                51         9,421,331.42      1.01      184,731.99     6.858       96.07          638
OTHER                                359        61,197,466.92      6.57      170,466.48     7.177       95.30          629
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       70

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
OCCUPANCY TYPE                     LOANS          BALANCE        BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

OWNER OCCUPIED                     3,103      $879,489,809.70     94.36%    $283,432.10     6.810%      92.65%         639
SECOND HOME                          212        52,605,071.37      5.64      248,137.13     7.325       95.29          668
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


--------------------------------------------------------------------------------
                          DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PROPERTY TYPE                      LOANS          BALANCE        BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

2-4 UNIT                             295      $102,316,078.47     10.98%    $346,834.16     6.788%      92.03%         648
CONDO                                376        95,000,363.56     10.19      252,660.54     6.783       95.27          646
MODULAR HOME                           2           574,299.97      0.06      287,149.99     6.360       94.70          647
ONE FAMILY                         2,162       604,866,925.34     64.89      279,771.94     6.831       92.36          638
PUD ATTACHED                         106        23,417,724.65      2.51      220,921.93     6.913       93.92          640
PUD DETACHED                         374       105,919,489.08     11.36      283,207.19     6.974       93.51          642
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
LOAN PURPOSE                       LOANS          BALANCE        BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

PURCHASE                           2,067     $573,501,196.50      61.53%    $277,455.83     6.861%      97.66%         647
REFI -CASH OUT                       895      274,255,458.85      29.42      306,430.68     6.823       81.80          628
REFI -NO CASH OUT                    353       84,338,225.72       9.05      238,918.49     6.746       95.45          639
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315     $932,094,881.07     100.00%    $281,174.93     6.840%      92.79%         640


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       71

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
DOCUMENTATION TYPE                 LOANS          BALANCE        BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION                 1,628      $409,941,127.28     43.98%    $251,806.59     6.471%      92.43%         627
LIMITED DOCUMENTATION                 47        14,350,786.49      1.54      305,335.88     6.469       96.30          641
STATED DOCUMENTATION               1,640       507,802,967.30     54.48      309,635.96     7.148       92.99          651
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


--------------------------------------------------------------------------------
                          DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
CREDIT SCORE                       LOANS          BALANCE        BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

526 - 550                              1      $    261,500.00      0.03%    $261,500.00     8.100%      69.92%        547
551 - 575                             32         7,249,461.72      0.78      226,545.68     7.331       83.09         567
576 - 600                            627       158,807,669.41     17.04      253,281.77     7.028       88.85         591
601 - 625                            719       192,076,307.70     20.61      267,143.68     6.865       90.74         615
626 - 650                            785       222,581,145.13     23.88      283,542.86     6.854       94.05         638
651 - 675                            583       178,747,289.01     19.18      306,599.12     6.811       94.47         663
676 - 700                            423       130,717,844.24     14.02      309,025.64     6.665       95.91         686
701 - 725                             71        20,840,706.86      2.24      293,531.08     6.517       95.31         713
726 - 750                             47        12,811,146.42      1.37      272,577.58     6.568       95.10         738
751 - 775                             17         4,632,919.91      0.50      272,524.70     6.547       98.31         761
776 - 800                              9         2,968,890.71      0.32      329,876.75     5.836       93.10         787
801 - 825                              1           399,999.96      0.04      399,999.96     7.900      100.00         802
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%        640


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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       72

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
PREPAYMENT PENALTY TERM          NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
(MONTHS)                           LOANS          BALANCE        BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

0                                    981      $273,829,580.80     29.38%    $279,133.11     7.194%      93.13%         643
12                                   102        30,483,836.37      3.27      298,861.14     7.268       93.95          643
24                                 1,965       560,010,341.12     60.08      284,992.54     6.708       92.99          638
36                                   267        67,771,122.78      7.27      253,824.43     6.301       89.34          650
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


--------------------------------------------------------------------------------
                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
LIEN TYPE                          LOANS          BALANCE        BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

First Lien                         3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       73

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
MAXIMUM MORTGAGE RATE (%)          LOANS          BALANCE        BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

11.500 - 11.999                        1      $    279,999.95      0.03%    $279,999.95     4.990%      40.00%         733
12.000 - 12.499                       77        26,775,119.24      2.87      347,728.82     5.330       86.92          666
12.500 - 12.999                      368       117,092,730.86     12.56      318,186.77     5.818       91.65          648
13.000 - 13.499                      594       168,935,861.14     18.12      284,403.81     6.259       92.56          640
13.500 - 13.999                      977       279,480,349.01     29.98      286,059.72     6.755       93.52          641
14.000 - 14.499                      576       150,888,159.39     16.19      261,958.61     7.235       93.12          639
14.500 - 14.999                      419       114,021,000.91     12.23      272,126.49     7.714       94.12          636
15.000 - 15.499                      179        42,672,148.40      4.58      238,391.89     8.235       92.18          628
15.500 - 15.999                       93        24,949,669.11      2.68      268,276.01     8.686       91.94          620
16.000 - 16.499                       22         4,743,701.39      0.51      215,622.79     9.141       91.52          619
16.500 - 16.999                        8         2,094,141.67      0.22      261,767.71     9.579       91.21          641
17.000 - 17.499                        1           162,000.00      0.02      162,000.00    10.000       90.00          586
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


--------------------------------------------------------------------------------
                      DISTRIBUTION BY MINIMUM MORTGAGE RATE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
MINIMUM MORTGAGE RATE (%)          LOANS          BALANCE        BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                          1      $    100,699.93      0.01%    $100,699.93     5.250%      62.94%         779
5.500 - 5.999                        417       134,490,870.16     14.43      322,520.07     5.731       90.94          651
6.000 - 6.499                        619       177,702,266.10     19.06      287,079.59     6.227       92.24          641
6.500 - 6.999                        978       279,610,224.01     30.00      285,900.02     6.753       93.53          641
7.000 - 7.499                        578       151,548,159.39     16.26      262,194.05     7.234       93.14          639
7.500 - 7.999                        419       114,021,000.91     12.23      272,126.49     7.714       94.12          636
8.000 - 8.499                        179        42,672,148.40      4.58      238,391.89     8.235       92.18          628
8.500 - 8.999                         93        24,949,669.11      2.68      268,276.01     8.686       91.94          620
9.000 - 9.499                         22         4,743,701.39      0.51      215,622.79     9.141       91.52          619
9.500 - 9.999                          8         2,094,141.67      0.22      261,767.71     9.579       91.21          641
10.000 - 10.499                        1           162,000.00      0.02      162,000.00    10.000       90.00          586
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       74

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY GROSS MARGIN
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
MARGIN (%)                         LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

1.000 - 1.499                          1      $    250,000.00      0.03%    $250,000.00     6.450%      83.33%         646
2.500 - 2.999                          5         1,037,617.14      0.11      207,523.43     7.320       96.31          662
3.000 - 3.499                          3           675,349.33      0.07      225,116.44     6.394       87.23          664
3.500 - 3.999                          3           754,319.60      0.08      251,439.87     6.097       90.24          645
4.000 - 4.499                          8         1,401,199.94      0.15      175,149.99     7.165       96.08          621
4.500 - 4.999                          1           142,399.98      0.02      142,399.98     6.425      100.00          635
5.000 - 5.499                         40        10,849,245.76      1.16      271,231.14     6.979       92.69          629
5.500 - 5.999                      3,025       854,288,282.19     91.65      282,409.35     6.828       93.13          641
6.000 - 6.499                        210        57,243,292.40      6.14      272,587.11     6.957       88.00          641
6.500 - 6.999                         14         3,950,724.75      0.42      282,194.63     7.140       87.68          624
7.000 - 7.499                          4         1,203,199.98      0.13      300,800.00     7.128      100.00          626
7.500 - 7.999                          1           299,250.00      0.03      299,250.00     7.750       95.00          648
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       75

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY INITIAL INTEREST RATE CAP
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
INITIAL RATE CAP (%)               LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

1.500                              3,315     $932,094,881.07     100.00%    $281,174.93     6.840%      92.79%         640
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315     $932,094,881.07     100.00%    $281,174.93     6.840%      92.79%         640


--------------------------------------------------------------------------------
                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
PERIODIC RATE CAP (%)              LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

1.500                              3,315     $932,094,881.07    100.00%     $281,174.93     6.840%      92.79%         640
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315     $932,094,881.07    100.00%     $281,174.93     6.840%      92.79%         640


  This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.
                                       76

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2005-NC5 ASSET BACKED      $1,318,609,000
PASS-THROUGH CERTIFICATES (APPROXIMATE)

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------



                                                                   % OF
                                                                 POOL BY
                                                                  UNPAID        AVG.      WTD. AVG.   WTD. AVG.     NON-ZERO
                                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS      ORIGINAL     WTD. AVG.
NEXT RATE ADJUSTMENT DATE          LOANS         BALANCE         BALANCE      BALANCE       COUPON     COMB LTV   CREDIT SCORE
------------------------------------------------------------------------------------------------------------------------------

FEBRUARY 1, 2007                       1      $    154,594.99      0.02%    $154,594.99     7.050%     100.00%         671
APRIL 1, 2007                          6         2,042,337.33      0.22      340,389.56     7.595       93.52          627
MAY 1, 2007                           49        14,114,617.67      1.51      288,053.42     7.004       91.19          634
JUNE 1, 2007                         398       113,937,104.85     12.22      286,274.13     7.080       93.75          633
JULY 1, 2007                       1,124       306,847,480.79     32.92      272,995.98     6.937       93.27          638
AUGUST 1, 2007                     1,203       352,284,574.93     37.79      292,838.38     6.760       92.92          643
SEPTEMBER 1, 2007                      8         2,095,719.97      0.22      261,965.00     6.896       90.79          654
APRIL 1, 2008                         22         6,725,857.47      0.72      305,720.79     6.420       90.28          633
MAY 1, 2008                           60        17,101,528.17      1.83      285,025.47     6.169       87.67          668
JUNE 1, 2008                          87        24,175,294.31      2.59      277,876.95     6.537       90.76          641
JULY 1, 2008                         102        27,011,228.94      2.90      264,815.97     6.818       91.17          637
AUGUST 1, 2008                       250        64,801,241.66      6.95      259,204.97     6.666       91.57          650
SEPTEMBER 1, 2008                      4           526,999.99      0.06      131,750.00     7.093       97.78          629
AUGUST 1, 2010                         1           276,300.00      0.03      276,300.00     6.700       90.00          655
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,315      $932,094,881.07    100.00%    $281,174.93     6.840%      92.79%         640


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